United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2017

Date of reporting period: May 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*	Fair Value
BANK LOAN OBLIGATIONS - 1.93%
Consumer - 1.28%
Burlington Coat Factory Warehouse Corp., Term Loan B4, 3.750%, Due 8/13/2021A	$295,000	$295,861
Charter Communications Operating LLC, 2016 Term Loan I, 3.295%, Due 1/15/2024A	99,000	99,619
Hilton Worldwide Finance LLC, Term Loan B2, 3.024%, Due 10/25/2023A	696,193	700,071
J.C. Penney Corporation, Inc., 2016 Term Loan B, 5.450%, Due 6/23/2023A	266,900	263,342
PetSmart, Inc., Secured Bridge Term Loan, 7.000%, Due 1/24/2018A	100,000	99,500
Serta Simmons Bedding LLC, 1st Lien Term Loan, 4.586%, Due 11/8/2023A	149,625	150,074

		1,608,467

Financial - 0.08%
Endo Luxembourg Finance Company I S.a r.l., 2017 Term Loan B, 5.313%, Due 4/29/2024A	100,000	101,688

Manufacturing - 0.29%
Air Canada, 2016 Term Loan B, 3.900%, Due 10/6/2023A	90,000	90,310
Allison Transmission, Inc., New Term Loan B3, 3.030%, Due 9/23/2022A	224,567	226,626
MA Finance Co., LLC, USD Term Loan B3, 2.750%, Due 4/29/2024A	6,449	6,445
Seattle Spinco, Inc., USD Term Loan B3, 2.750%, Due 4/19/2024A	43,551	43,524

		366,905

Telecommunications - 0.28%
CenturyLink, Inc., 2017 Term Loan B, 2.750%, Due 1/31/2025A	50,000	49,902
CenturyLink, Inc., Bridge Term Loan, 6.000%, Due 2/17/2018A	100,000	100,000
Colorado Buyer, Inc., Term Loan B, 4.170%, Due 5/1/2024A	100,000	100,500
Sprint Communications, Inc., 1st Lien Term Loan B, 3.563%, Due 2/2/2024A	100,000	100,271

		350,673

Total Bank Loan Obligations (Cost $2,418,601)		2,427,733

CORPORATE OBLIGATIONS - 18.08%
Basic Materials - 0.12%
Sherwin-Williams Co., 2.250%, Due 5/15/2020	150,000	150,606

Communications - 2.01%
AT&T, Inc., 2.450%, Due 6/30/2020	400,000	401,744
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, Due 7/23/2022	100,000	107,306
DISH DBS Corp., 4.625%, Due 7/15/2017	680,000	680,850
Frontier Communications Corp., 6.250%, Due 9/15/2021	300,000	281,250
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, Due 3/20/2023B	200,000	202,686
Verizon Communications, Inc.,
2.871%, Due 9/14/2018C	200,000	203,793
1.722%, Due 5/22/2020C	150,000	150,051
3.125%, Due 3/16/2022	390,000	399,304
4.125%, Due 3/16/2027	100,000	103,746

		2,530,730

Consumer, Cyclical - 2.29%
American Airlines 2016-3 Class A Pass Through Trust, 3.250%, Due 4/15/2030	100,000	96,620
Continental Airlines 2012-3 Class C Pass Through Trust, 6.125%, Due 4/29/2018	210,000	216,300
Daimler Finance North America LLC,
1.875%, Due 1/11/2018B	400,000	400,835
2.300%, Due 1/6/2020B	200,000	201,036
eBay, Inc., 1.000%, Due 1/30/2023	200,000	200,648
Ford Motor Credit Co., LLC, 2.031%, Due 6/15/2018C	745,000	748,552
General Motors Financial Co., Inc., 2.085%, Due 4/13/2020C	795,000	796,853
Hyundai Capital America, 2.550%, Due 4/3/2020B	120,000	120,260

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*		Fair Value
CORPORATE OBLIGATIONS - 18.08% (continued)
Consumer, Cyclical - 2.29% (continued)
PetSmart, Inc., 5.875%, Due 6/1/2025B		$100,000	$100,375

			2,881,479

Consumer, Non-cyclical - 1.84%
AbbVie, Inc., 3.600%, Due 5/14/2025		100,000	102,355
Anheuser-Busch InBev Finance, Inc., 2.650%, Due 2/1/2021		230,000	233,556
Dignity Health, 2.637%, Due 11/1/2019		300,000	301,906
ERAC USA Finance LLC, 4.500%, Due 8/16/2021B		350,000	376,570
Gilead Sciences, Inc., 2.550%, Due 9/1/2020		430,000	436,922
HCA, Inc., 6.500%, Due 2/15/2020		200,000	219,750
Reynolds American, Inc., 8.125%, Due 6/23/2019		250,000	280,350
Smithfield Foods, Inc., 3.350%, Due 2/1/2022B		195,000	196,683
Universal Health Services, Inc., 4.750%, Due 8/1/2022B		70,000	71,750
Zimmer Biomet Holdings, Inc., 3.150%, Due 4/1/2022		100,000	101,642

			2,321,484

Energy - 0.29%
Kinder Morgan, Inc., 5.000%, Due 2/15/2021B		100,000	107,645
Sabine Pass Liquefaction LLC, 5.000%, Due 3/15/2027		100,000	106,977
Tesoro Corp., 4.750%, Due 12/15/2023B		140,000	147,350

			361,972

Financial - 10.26%
2013-2 Aviation Loan Trust, 3.241%, Due 12/15/2022B C		64,446	59,929
AGFC Capital Trust I, 2.908%, Due 1/15/2067B		300,000	162,000
American Express Credit Corp.,
1.782%, Due 7/31/2018C		820,000	823,978
1.700%, Due 10/30/2019		170,000	169,108
Athene Global Funding, 2.750%, Due 4/20/2020B		200,000	200,971
Bank of America Corp.,
5.650%, Due 5/1/2018		500,000	517,270
2.198%, Due 1/15/2019C		700,000	707,849
2.018%, Due 4/1/2019C		535,000	540,016
7.625%, Due 6/1/2019		100,000	110,771
4.125%, Due 1/22/2024		100,000	105,925
4.383%, Due 10/21/2025C D E	MXN	3,000,000	191,462
BB&T Corp., 2.625%, Due 6/29/2020		600,000	610,961
Blackstone CQP Holdco LP, 6.500%, Due 3/20/2021B		50,000	50,456
Brookfield Finance LLC, 4.000%, Due 4/1/2024		50,000	51,513
CIT Group, Inc., 5.800%, Due 12/31/2099		100,000	100,000
Citigroup, Inc.,
1.860%, Due 4/27/2018C		595,000	597,476
2.900%, Due 12/8/2021		240,000	242,977
2.750%, Due 4/25/2022		50,000	50,044
2.279%, Due 5/17/2024C		150,000	149,566
Goldman Sachs Group, Inc.,
2.282%, Due 11/15/2018C		1,610,000	1,628,241
7.500%, Due 2/15/2019		232,000	252,990
2.600%, Due 4/23/2020		130,000	131,336
2.268%, Due 6/5/2023		200,000	200,000
International Lease Finance Corp.,
3.875%, Due 4/15/2018		130,000	132,112
5.875%, Due 4/1/2019		80,000	85,212
JPMorgan Chase & Co.,
2.056%, Due 1/25/2018C		640,000	643,243
2.750%, Due 6/23/2020		250,000	254,386
4.400%, Due 7/22/2020		10,000	10,684
2.682%, Due 3/1/2021C		300,000	308,784

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 18.08% (continued)
Financial - 10.26% (continued)
JPMorgan Chase & Co. (continued)
2.776%, Due 4/25/2023C	$40,000	$40,177
3.220%, Due 3/1/2025C	100,000	100,343
JPMorgan Chase Bank NA, 6.000%, Due 10/1/2017	300,000	304,379
KeyCorp, 2.900%, Due 9/15/2020	300,000	306,310
Manufacturers & Traders Trust Co., 2.500%, Due 5/18/2022	250,000	250,825
Morgan Stanley,
2.436%, Due 4/25/2018C	1,600,000	1,615,843
7.300%, Due 5/13/2019	300,000	329,609
5.500%, Due 7/24/2020	350,000	383,236
New York Life Global Funding, 1.500%, Due 10/24/2019B	350,000	346,735
Provident Funding Associates LP / PFG Finance Corp., 6.375%, Due 6/15/2025B	50,000	51,000
Wells Fargo & Co., 2.600%, Due 7/22/2020	100,000	101,486

		12,919,203

Industrial - 0.19%
Roper Technologies, Inc., 2.800%, Due 12/15/2021	240,000	243,217

Technology - 0.99%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, Due 1/15/2022B	100,000	100,786
CA, Inc., 3.600%, Due 8/15/2022	100,000	103,524
Dell International LLC / EMC Corp.,
3.480%, Due 6/1/2019B	50,000	51,191
4.420%, Due 6/15/2021B	270,000	284,528
DXC Technology Co., 2.875%, Due 3/27/2020B	140,000	141,981
Electronic Arts, Inc., 3.700%, Due 3/1/2021	70,000	72,987
First Data Corp., 5.375%, Due 8/15/2023B	210,000	220,500
Hewlett Packard Enterprise Co., 3.600%, Due 10/15/2020	260,000	270,395

		1,245,892

Utilities - 0.09%
Dominion Energy, Inc., 2.000%, Due 8/15/2021	110,000	108,385

Total Corporate Obligations (Cost $22,691,271)		22,762,968

FOREIGN CORPORATE OBLIGATIONS - 7.49%
Communications - 0.33%
SFR Group SA, 7.375%, Due 5/1/2026B	200,000	216,374
Tencent Holdings Ltd., 2.875%, Due 2/11/2020B	200,000	203,212

		419,586

Consumer, Cyclical - 0.27%
Hyundai Capital Services, Inc., 3.000%, Due 3/6/2022B	230,000	230,231
New Red Finance, Inc., 6.000%, Due 4/1/2022B	105,000	109,300

		339,531

Consumer, Non-cyclical - 0.40%
Allergan Funding SCS, 3.000%, Due 3/12/2020	400,000	408,770
Teva Pharmaceutical Finance Netherlands III BV, 2.200%, Due 7/21/2021	100,000	98,059

		506,829

Energy - 0.78%
Petrobras Global Finance BV, 8.375%, Due 5/23/2021	250,000	280,625
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.750%, Due 9/30/2019D	250,000	277,030
Shell International Finance BV, 2.250%, Due 11/10/2020	200,000	201,759

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*		Fair Value
FOREIGN CORPORATE OBLIGATIONS - 7.49% (continued)
Energy - 0.78% (continued)
Sinopec Group Overseas Development 2014 Ltd., 4.375%, Due 4/10/2024D		$200,000	$214,058

			973,472

Financial - 5.71%
Australia & New Zealand Banking Group Ltd., 2.050%, Due 9/23/2019		250,000	250,398
Banco Bilbao Vizcaya Argentaria SA, 7.000%, Due 2/19/2019C D	EUR	200,000	228,312
Banco Popular Espanol SA, 11.500%, Due 10/10/2018C D	EUR	200,000	146,035
BNP Paribas S.A., 2.950%, Due 5/23/2022B		200,000	201,504
BNZ International Funding Ltd., 2.400%, Due 2/21/2020B		250,000	251,459
BPCE S.A., 2.082%, Due 5/31/2022C		250,000	249,764
Credit Suisse Group Funding Guernsey Ltd., 3.750%, Due 3/26/2025		250,000	252,897
Deutsche Bank AG, 4.250%, Due 10/14/2021		200,000	208,849
DNB Bank ASA, 2.375%, Due 6/2/2021B		300,000	300,877
Eksportfinans ASA, 5.500%, Due 6/26/2017		600,000	601,153
HSBC Holdings PLC, 2.650%, Due 1/5/2022		200,000	199,849
Lloyds Banking Group PLC, 7.625%, Due 6/27/2023C D	GBP	500,000	730,468
Macquarie Bank Ltd., 1.797%, Due 10/27/2017B C		610,000	611,426
Mitsubishi UFJ Financial Group, Inc.,
2.190%, Due 9/13/2021		200,000	197,426
2.998%, Due 2/22/2022		210,000	213,781
Mizuho Financial Group, Inc.,
2.632%, Due 4/12/2021B		210,000	210,399
2.953%, Due 2/28/2022		200,000	202,268
National Australia Bank Ltd., 1.682%, Due 5/22/2020B C		485,000	485,553
Novo Banco SA, 5.000%, Due 5/23/2019D	EUR	50,000	47,181
Royal Bank of Scotland PLC, 6.934%, Due 4/9/2018	EUR	50,000	59,346
Santander UK PLC, 2.500%, Due 3/14/2019		300,000	302,852
Skandinaviska Enskilda Banken AB, 2.625%, Due 11/17/2020B		350,000	354,177
Toronto-Dominion Bank, 2.150%, Due 4/7/2021C		150,000	153,124
UBS AG, 5.125%, Due 5/15/2024D		300,000	316,500
Westpac Banking Corp., 2.600%, Due 11/23/2020		410,000	415,353

			7,190,951

Total Foreign Corporate Obligations (Cost $9,573,653)			9,430,369

FOREIGN GOVERNMENT OBLIGATIONS - 21.73%
Argentine Republic Government International Bond, 3.875%, Due 1/15/2022D	EUR	300,000	339,627
Brazil Notas do Tesouro Nacional,
10.000%, Due 1/1/2025	BRL	2,250,000	700,353
10.000%, Due 1/1/2027	BRL	4,735,000	1,465,567
Corp. Andina de Fomento,
1.722%, Due 1/29/2018C		880,000	880,710
2.000%, Due 5/10/2019		425,000	427,872
Dominican Republic International Bond, 7.500%, Due 5/6/2021B		260,000	288,925
Guatemala Government Bond, 5.750%, Due 6/6/2022B		240,000	262,618
Hellenic Republic Government Bond,
3.375%, Due 7/17/2017B D	EUR	100,000	111,958
4.750%, Due 4/17/2019B D	EUR	50,000	55,167
Hellenic Republic Government International Bond, 3.800%, Due 8/8/2017	JPY	30,000,000	266,760
Honduras Government International Bond, 8.750%, Due 12/16/2020B		240,000	274,349
Hungary Government International Bond, 6.250%, Due 1/29/2020		380,000	417,620
Indonesia Government International Bond,
5.875%, Due 3/13/2020B		100,000	109,282
4.875%, Due 5/5/2021B		260,000	279,548
Indonesia Treasury Bond,
8.375%, Due 3/15/2024	IDR	9,800,000,000	793,300
9.000%, Due 3/15/2029	IDR	1,900,000,000	160,794

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*		Fair Value
FOREIGN GOVERNMENT OBLIGATIONS - 21.73% (continued)
Indonesia Treasury Bond (continued)
8.750%, Due 2/15/2044	IDR	11,700,000,000	$960,803
Japan Treasury Discount Bill, 0.00%, Due 7/10/2017	JPY	180,000,000	1,625,474
Kenya Government International Bond, 5.875%, Due 6/24/2019B		$200,000	207,400
Kommunalbanken A/S, 1.467%, Due 6/16/2020B C		634,000	639,395
Kuwait International Government Bond, 3.500%, Due 3/20/2027B		200,000	205,470
Malaysia Government Bond,
3.659%, Due 10/15/2020	MYR	2,080,000	486,703
4.048%, Due 9/30/2021	MYR	1,105,000	262,341
3.620%, Due 11/30/2021	MYR	940,000	219,408
3.480%, Due 3/15/2023	MYR	2,885,000	662,528
3.955%, Due 9/15/2025	MYR	785,000	183,008
3.900%, Due 11/30/2026	MYR	290,000	67,568
3.899%, Due 11/16/2027	MYR	955,000	223,204
Mexican Bonos,
8.500%, Due 5/31/2029F	MXN	25,600,000	1,493,178
7.750%, Due 11/23/2034	MXN	6,500,000	357,490
8.500%, Due 11/18/2038F	MXN	24,500,000	1,444,036
7.750%, Due 11/13/2042F	MXN	40,800,000	2,228,617
Mexico Cetes, 0.00%, Due 8/17/2017	MXN	8,000,000	42,263
Nigeria Government International Bond, 5.125%, Due 7/12/2018D		200,000	203,610
Portugal Obrigacoes do Tesouro OT, 2.875%, Due 10/15/2025B D	EUR	1,070,000	1,234,389
Queensland Treasury Corp., 5.750%, Due 7/22/2024D	AUD	1,090,000	978,170
Republic of Poland Government Bond,
3.250%, Due 7/25/2025	PLN	6,275,000	1,709,915
2.500%, Due 7/25/2026	PLN	3,220,000	822,301
Republic of South Africa Government Bond,
6.750%, Due 3/31/2021	ZAR	3,465,000	256,883
6.500%, Due 2/28/2041	ZAR	16,030,000	870,375
8.750%, Due 2/28/2048	ZAR	12,795,000	885,972
Republic of South Africa Government International Bond, 5.500%, Due 3/9/2020		200,000	212,770
Romanian Government International Bond, 6.750%, Due 2/7/2022D		400,000	465,000
Serbia International Bond, 5.875%, Due 12/3/2018B		240,000	252,017
Slovenia Government International Bond, 5.850%, Due 5/10/2023D		100,000	116,925
Turkey Government International Bond, 5.625%, Due 3/30/2021		200,000	212,538
United Kingdom Treasury Bill, 0.00%, Due 6/19/2017	GBP	600,000	773,009
Vietnam Government International Bond, 6.750%, Due 1/29/2020B		200,000	217,997

Total Foreign Government Obligations (Cost $29,291,678)			27,355,207

ASSET-BACKED OBLIGATIONS - 12.88%
Ameriquest Mortgage Securities, Inc., 2.974%, Due 6/25/2034, 2004 R4 M2C		839,573	645,968
Apidos CLO XXII, 4.956%, Due 10/20/2027, 2015-22A CB C		400,000	402,195
Carlyle Global Market Strategies CLO Ltd., 2.640%, Due 4/27/2027, 2015-2A A1B C		250,000	251,019
Carrington Mortgage Loan Trust, 1.284%, Due 2/25/2037, 2007 FRE1 A3C		500,000	441,117
Citigroup Mortgage Loan Trust, Inc., 1.104%, Due 1/25/2037, 2007 AMC2 A3AC		138,165	88,576
Colony American Homes,
2.151%, Due 5/17/2031, 2014 1A AB C		282,222	282,221
1.979%, Due 7/17/2031, 2014 2A AB C		210,964	210,642
Countrywide Asset-Backed Certificates Trust,
1.694%, Due 8/25/2035, 2005 3 MV5C		400,000	400,758
1.154%, Due 12/25/2036, 2006 12 1AC		132,705	132,471
Dryden 31 Senior Loan Fund, 2.238%, Due 4/18/2026, 2014-31A ARB C		260,000	260,001
First Franklin Mortgage Loan Trust, 1.384%, Due 11/25/2035, 2005 FF10 A5C		1,000,000	829,327
First Investors Auto Owner, 4.700%, Due 4/18/2022, 2016 1A DB		500,000	520,216
GoldenTree Loan Opportunities VII Ltd., 2.306%, Due 4/25/2025, 2013-7A AB C		500,000	499,996
GSAMP Trust, 1.144%, Due 12/25/2036, 2007 FM1 A2BC		1,419,974	774,857
Invitation Homes Trust, 2.351%, Due 6/17/2032, 2015 SFR2 AB C		293,047	293,741
Madison Park Funding IV Ltd., 1.376%, Due 3/22/2021, 2007-4A A1AB C		948,103	945,634

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*	Fair Value
ASSET-BACKED OBLIGATIONS - 12.88% (continued)
Madison Park Funding XIII Ltd., 1.988%, Due 1/19/2025, 2014-13A ARB C	$250,000	$250,001
Madison Park Funding XIV Ltd., 4.406%, Due 7/20/2026, 2014-14A DRB C	250,000	249,992
Mastr Specialized Loan Trust, 1.284%, Due 2/25/2036, 2006 2 AB C	717,304	678,470
Morgan Stanley ABS Capital I, Inc. Trust,
1.074%, Due 7/25/2036, 2006 WMC2 A2FPC	73,779	32,394
1.174%, Due 11/25/2036, 2007 HE1 A2CC	462,956	298,103
1.084%, Due 12/25/2036, 2007 HE3 A2AC	417,475	264,727
Morgan Stanley Home Equity Loan Trust, 1.124%, Due 4/25/2037, 2007 2 A1C	1,036,425	640,741
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, 1.354%, Due 10/25/2036, 2006 AF1 A4C	1,069,895	370,674
Oakwood Mortgage Investors, Inc., 6.610%, Due 6/15/2031, 2001 C A3C	307,815	113,030
Octagon Investment Partners 24 Ltd., 2.622%, Due 5/21/2027, 2015-1A A1B C	250,000	250,706
OHA Credit Partners VIII Ltd., 2.276%, Due 4/20/2025, 2013-8A AB C	500,000	500,251
OHA Credit Partners XI Ltd., 5.456%, Due 10/20/2028, 2015-11A DB C	600,000	607,331
Prestige Auto Receivables Trust, 5.150%, Due 11/15/2021, 2016 1A DB	400,000	417,715
RAAC Series Trust, 1.424%, Due 9/25/2045, 2006 SP1 M1C	800,000	696,874
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3	943,612	495,999
Residential Asset Securitization Trust,
1.604%, Due 7/25/2033, 2003 KS5 AIIBC	5,591	5,091
1.464%, Due 1/25/2036, 2005 KS12 M1C	175,000	172,873
Thacher Park CLO Ltd., 2.153%, Due 10/20/2026, 2014-1A ARB C	500,000	500,008
Tralee CLO III Ltd., 2.506%, Due 7/20/2026, 2014-3A A2B C	600,000	600,150
Venture XVII CLO Ltd., 2.638%, Due 7/15/2026, 2014-17A AB C	600,000	600,091
VOLT XXII LLC, 3.500%, Due 2/25/2055, 2015 NPL4 A1B	180,690	181,332
VOLT XXXIV LLC, 3.250%, Due 2/25/2055, 2015 NPL7 A1B	284,717	285,288
VOLT XXXVIII LLC, 3.875%, Due 9/25/2045, 2015 NP12 A1B	386,724	388,402
Wells Fargo Home Equity Asset-Backed Securities Trust, 1.254%, Due 4/25/2037, 2007 2 A3C	408,211	385,405
Westlake Automobile Receivables Trust, 4.100%, Due 6/15/2021, 2016 2A DB	250,000	254,564

Total Asset-Backed Obligations (Cost $16,054,642)		16,218,951

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.22%
Adjustable Rate Mortgage Trust, 3.750%, Due 9/25/2035, 2005-5 2A1C	48,484	45,130
American Home Mortgage Investment Trust,
3.293%, Due 10/25/2034, 2004-3 5AC	20,410	20,496
2.902%, Due 9/25/2045, 2005-2 4A1C	3,757	3,738
Banc of America Alternative Loan Trust, 1.424%, Due 5/25/2035, 2005-4 CB6C	34,561	28,131
Banc of America Funding Trust, 1.310%, Due 5/20/2047, 2007-C 7A5C	222,710	194,449
Bank of America Mortgage Trust, 3.737%, Due 7/20/2032, 2002-G 1A3C	3,444	3,475
Bear Stearns Adjustable Rate Mortgage Trust,
2.753%, Due 11/25/2030, 2000-2 A1C	23,911	22,933
3.180%, Due 8/25/2033, 2003-5 2A1C	46,333	46,540
3.455%, Due 8/25/2033, 2003-5 1A1C	38,483	38,150
3.625%, Due 4/25/2034, 2004-1 22A1C	531	526
3.611%, Due 11/25/2034, 2004-9 22A1C	12,347	12,427
3.644%, Due 5/25/2047, 2007-3 1A1C	24,025	22,709
Bear Stearns ALT-A Trust,
3.257%, Due 11/25/2036, 2006-6 32A1C	101,269	83,075
4.030%, Due 12/25/2046, 2006-7 23A1C	672,361	501,045
Chase Mortgage Finance Corp.,
5.500%, Due 11/25/2035, 2005-S3 A10	200,000	189,870
3.401%, Due 2/25/2037, 2007-A1 1A5C	24,375	24,478
3.192%, Due 3/25/2037, 2007-A1 12M3C	171,744	143,314
Citigroup Mortgage Loan Trust, Inc.,
3.082%, Due 8/25/2035, 2005-3 2A2AC	26,265	26,295
2.830%, Due 9/25/2035, 2005-6 A3C	21,979	21,353
Cosmopolitan Hotel Trust, 2.389%, Due 11/15/2033, 2016-CSMO AB C	250,000	251,881

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.22% (continued)
Countrywide Alternative Loan Trust,
6.000%, Due 10/25/2033, 2003-J2 A1		$18,322	$18,877
1.754%, Due 11/25/2035, 2005-56 1A1C		787,643	764,473
6.500%, Due 9/25/2036, 2006-J5 1A1		633,239	534,771
1.220%, Due 7/20/2046, 2006-OA9 2A1AC		8,991	5,480
1.214%, Due 9/25/2046, 2006-OA11 A1BC		11,201	9,531
Countrywide Home Loan Mortgage Pass Through Trust, 5.750%, Due 5/25/2037, 2007-5 A51		45,339	41,181
Countrywide Home Loan Mortgage Pass Through Trust,
3.344%, Due 6/25/2033, 2003-27 A1C		23,804	23,846
1.784%, Due 9/25/2034, 2004-16 1A4AC		29,849	27,899
1.604%, Due 4/25/2035, 2005-3 2A1C		93,951	82,824
1.484%, Due 5/25/2035, 2005-9 1A3C		101,359	85,608
3.019%, Due 11/20/2035, 2005-HYB7 6A1C		747,515	683,834
3.357%, Due 2/25/2047, 2007-HYB2 3A1C		167,622	144,772
CSMC Mortgage-Backed Trust, 6.000%, Due 7/25/2036, 2006-6 1A4		386,668	312,225
Fannie Mae Connecticut Avenue Securities,
5.024%, Due 5/25/2025, 2015-C02 1M2C		452,504	489,027
6.024%, Due 7/25/2025, 2015-C03 2M2C		200,000	222,038
6.724%, Due 4/25/2028, 2015-C04 1M2C		525,000	600,965
2.324%, Due 7/25/2029, 2017-C01 1M1C		293,711	296,145
2.174%, Due 9/25/2029, 2017-C02 2M1C		375,252	377,252
1.895%, Due 11/25/2029, 2017-C04 2M1C		150,000	150,110
First Horizon Alternative Mortgage Securities Trust, 3.047%, Due 9/25/2036, 2006-AA5 A1C		185,342	165,024
First Horizon Mortgage Pass-Through Trust, 3.076%, Due 2/25/2034, 2004-AR1 2A1C		35,599	35,586
Freddie Mac Structured Agency Credit Risk Debt Notes,
2.224%, Due 7/25/2029, 2017-DNA1 M1C		363,213	366,215
2.224%, Due 8/25/2029, 2017-HQA1 M1C		245,264	246,826
2.224%, Due 10/25/2029, 2017-DNA2 M1C		836,222	844,332
GSMPS Mortgage Loan Trust,
1.374%, Due 3/25/2035, 2005-RP2 1AFB C		628,730	555,069
1.374%, Due 9/25/2035, 2005-RP3 1AFB C		661,673	576,387
1.424%, Due 4/25/2036, 2006-RP2 1AF1B C		358,402	298,511
GSR Mortgage Loan Trust,
6.000%, Due 3/25/2032, 2003-2F 3A1		1,688	1,719
2.896%, Due 6/25/2034, 2004-7 3A1C		19,251	18,702
3.144%, Due 11/25/2035, 2005-AR7 6A1C		17,968	17,705
IM Pastor 4 FTA, 0.00%, Due 3/22/2044, 4 AC D	EUR	769,931	736,902
JP Morgan Alternative Loan Trust, 5.653%, Due 5/26/2037, 2008-R3 3A1B C		221,579	186,465
JP Morgan Mortgage Trust, 3.000%, Due 9/25/2044, 2014-IVR3 2A1B C		220,695	222,860
Morgan Stanley Mortgage Loan Trust, 3.061%, Due 6/25/2036, 2006-8AR 5A4C		15,065	14,870
NACC Reperforming Loan REMIC Trust, 7.500%, Due 3/25/2034, 2004-R1 A2B		83,693	81,347
Nationstar Mortgage Loan Trust, 3.750%, Due 12/25/2052, 2013-A AB C		118,798	123,709
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006-ALT1 AF2C		8,084	4,805
New Residential Mortgage Loan Trust,
3.750%, Due 5/28/2052, 2015-1A A3B C		158,054	162,267
3.750%, Due 5/25/2054, 2014-2A A3B C		239,070	244,693
5.641%, Due 11/25/2054, 2014-3A B3B C		407,304	420,921
3.750%, Due 8/25/2055, 2015-2A A1B C		459,612	474,757
4.000%, Due 3/25/2057, 2017-2A A3B C		368,525	383,170
Newgate Funding,
1.000%, Due 12/1/2050, 2007-1X BBC D	EUR	88,815	86,176
1.000%, Due 12/15/2050, 2007-2X BBC D	EUR	173,372	164,822
Prime Mortgage Trust, 1.524%, Due 2/25/2035, 2006-CL1 A1C		55,623	52,332
Residential Accredit Loans, Inc., Trust,
5.750%, Due 9/25/2035, 2005-QS13 2A4		635,371	574,676

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.22% (continued)
Residential Accredit Loans, Inc., Trust (continued)
1.274%, Due 2/25/2036, 2006-QA2 1A1C		$460,080	$349,762
1.124%, Due 5/25/2037, 2007-QA3 A1C		267,765	236,151
Residential Asset Securitization Trust, 3.247%, Due 12/25/2034, 2004-IP2 4AC		48,848	47,568
Residential Funding Mortgage Securities Trust, 6.000%, Due 5/25/2037, 2007-S5 A4		792,402	744,204
Ripon Mortgages PLC, 1.172%, Due 8/20/2056, 2017-A1 1AB	GBP	320,000	412,818
Structured Adjustable Rate Mortgage Loan Trust, 3.312%, Due 10/25/2034, 2004-14 1AC		54,121	54,544
Structured Asset Mortgage Investments II Trust, 1.484%, Due 5/25/2045, 2005-AR2 2A1C		74,792	66,935
Structured Asset Mortgage Investments Trust, 1.684%, Due 11/19/2033, 2003-AR3 A1C		378,263	362,643
WaMu Mortgage Pass Through Certificates,
3.030%, Due 3/25/2035, 2005-AR3 A1C		26,842	26,264
2.896%, Due 9/25/2036, 2006-AR10 1A1C		610,575	573,749
2.531%, Due 1/25/2037, 2006-AR18 1A1C		955,178	857,576
3.144%, Due 3/25/2037, 2007-HY3 4A1C		117,358	115,069
2.287%, Due 12/19/2039, 2001-AR5 1AC		64,218	63,059
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust,
5.500%, Due 11/25/2035, 2005-9 2A2		159,094	145,106
1.184%, Due 2/25/2037, 2007-HY1 A2AC		246,602	188,673
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 3.257%, Due 2/25/2033, 2003-AR1 2AC		2,263	2,228
Wells Fargo Mortgage Backed Securities Trust, 3.152%, Due 3/25/2035, 2005-AR3 2A1C		41,222	41,593

Total Collateralized Mortgage Obligations (Cost $17,567,860)			17,899,663

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.95%
Fannie Mae Grantor Trust, 6.000%, Due 2/25/2044, 2004-T3 1A1		8,891	10,236
Fannie Mae Pool, 3.000%, Due 2/1/2046		97,429	98,020
Fannie Mae TBA,
3.500%, Due 6/1/2047		3,000,000	3,098,759
3.000%, Due 7/1/2047		500,000	501,924

Total U.S. Agency Mortgage-Backed Obligations (Cost $3,678,257)			3,708,939

U.S. TREASURY OBLIGATIONS - 21.15%
U.S. Treasury Floating Rate Note,
1.102%, Due 1/31/2019C		4,295,000	4,302,911
1.032%, Due 4/30/2019C		2,020,000	2,020,289
U.S. Treasury Inflation Protected Securities,
0.250%, Due 1/15/2025E		658,752	656,050
2.375%, Due 1/15/2025E		685,481	792,266
0.625%, Due 1/15/2026E		153,903	157,337
2.375%, Due 1/15/2027E		120,891	143,430
1.750%, Due 1/15/2028E		116,372	132,115
3.875%, Due 4/15/2029E		501,254	694,372
U.S. Treasury Notes/Bonds,
1.250%, Due 12/31/2018		350,000	350,055
1.625%, Due 7/31/2019		5,700,000	5,738,965
1.375%, Due 3/31/2020		1,300,000	1,298,781
1.125%, Due 9/30/2021		1,510,000	1,474,491
1.375%, Due 6/30/2023		50,000	48,445
1.250%, Due 7/31/2023		800,000	768,562
2.250%, Due 12/31/2023		600,000	610,383
2.250%, Due 1/31/2024		200,000	203,375
2.000%, Due 4/30/2024		1,800,000	1,799,156
2.500%, Due 5/15/2024		800,000	825,594
2.000%, Due 5/31/2024		1,200,000	1,198,969
2.125%, Due 5/15/2025		50,000	50,049
2.000%, Due 8/15/2025		1,600,000	1,584,250
1.625%, Due 2/15/2026		200,000	191,453

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*	Fair Value
U.S. TREASURY OBLIGATIONS - 21.15% (continued)
U.S. Treasury Notes/Bonds (continued)
2.875%, Due 11/15/2046	$1,575,000	$1,578,014

Total U.S. Treasury Obligations (Cost $26,490,758)		26,619,312

MUNICIPAL OBLIGATIONS - 0.25%
City of Chicago IL, 7.750%, Due 1/1/2042, Series B	100,000	103,829
State of Illinois, 7.350%, Due 7/1/2035	100,000	106,204
Texas Public Finance Authority, 8.250%, Due 7/1/2024	100,000	106,357

Total Municipal Obligations (Cost $313,466)		316,390

	Shares
SHORT-TERM INVESTMENTS - 5.74%
Certificate of Deposits - 0.80%
Barclays Bank PLC, 1.949%, Due 11/6/2017	100,000	100,261
Mitsubishi UFJ Trust & Banking Corp., 1.872%, Due 9/19/2017	100,000	100,220
Natixis S.A., 1.846%, Due 9/25/2017	200,000	200,434
Norinchukin Bank, 1.871%, Due 10/12/2017	200,000	200,557
Sumitomo Mitsui Trust Bank Limited, 1.882%, Due 9/18/2017	400,000	400,863

		1,002,335

Investment Companies – 4.94%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.71%G	6,218,879	6,218,879

Total Short-Term Investments (Cost $7,218,879)		7,221,214

TOTAL INVESTMENTS - 106.42% (Cost $135,299,065)		133,960,746
PURCHASED OPTIONS AND SWAPTIONS - 0.13% (Premiums Paid $311,950)		161,811
WRITTEN OPTIONS AND SWAPTIONS - (0.09%) (Premiums Received $(276,369))		(112,320)
OTHER LIABILITIES, NET OF ASSETS - (6.46%)		(8,132,006)

TOTAL NET ASSETS - 100.00%		$125,878,231

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Term Loan.
B	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $24,733,115 or 19.65% of net assets. The Fund has no right to demand registration of these securities.
C	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
D	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
E	Inflation-Indexed Note.
F	Par value represents units rather than shares.
G	The Fund is affiliated by having the same investment advisor.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

TBA - To Be Announced.

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Futures Contracts Open on May 31, 2017:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	Short	78	June 2019	$(19,125,433)	$(16,788)
Australian 10-Year Bond Futures	Long	1	June 2017	93,718	4,139
Euro OAT Futures	Short	6	September 2017	(1,006,504)	(1,008)
Long GILT Futures	Short	72	September 2017	(11,848,289)	(20,562)
U.S. Treasury 10-Year Note Futures	Long	28	September 2017	3,515,786	20,583
U.S. Treasury 5-Year Note Futures	Short	17	September 2017	(2,012,909)	1,600

				$(30,383,631)	$(12,036)

Centrally Cleared Swap Agreements Outstanding on May 31, 2017:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	300	$(533)	$(1,399)	$(866)
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	4,000	(9,812)	(18,470)	(8,658)
Receive	3-Month USD-LIBOR	1.25	6/21/2019	USD	8,100	71,867	44,364	(27,503)
Receive	6-Month GBP-LIBOR	1.65	1/22/2020	GBP	400	(12,680)	(14,600)	(1,920)
Receive	3-Month USD-LIBOR	1.25	6/21/2020	USD	25,400	539,897	302,717	(237,180)
Pay	3-Month USD-LIBOR	2.00	12/16/2020	USD	7,400	110,733	76,305	(34,428)
Pay	1-Month MXN-TIIE	6.75	8/31/2021	MXN	500	(522)	(688)	(166)
Receive	6-Month GBP-LIBOR	2.00	3/18/2022	GBP	200	(13,587)	(15,353)	(1,766)
Pay	1-Month MXN-TIIE	7.32	3/23/2022	MXN	900	—	(276)	(276)
Pay	6-Month EUR-EURIBOR	0.25	9/20/2022	EUR	1,900	(17,078)	2,488	19,566
Pay	3-Month USD-LIBOR	2.25	12/16/2022	USD	7,600	16,296	148,883	132,587
Pay	1-Month MXN-TIIE	6.08	3/10/2026	MXN	2,400	(13,209)	(12,762)	447
Receive	6-Month JPY-LIBOR	0.30	3/18/2026	JPY	130,000	(7,803)	(10,019)	(2,216)
Receive	3-Month USD-LIBOR	2.25	6/15/2026	USD	200	(9,302)	(2,648)	6,654
Pay	1-Month MXN-TIIE	7.38	11/4/2026	MXN	1,400	(1,563)	(1,145)	418
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	590	(5,841)	20,267	26,108
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	8,100	(96,824)	261,679	358,503
Pay	1-Month MXN-TIIE	7.74	2/22/2027	MXN	1,400	(256)	699	955
Pay	1-Month MXN-TIIE	7.73	2/25/2027	MXN	1,300	—	597	597
Pay	1-Month MXN-TIIE	7.73	2/25/2027	MXN	400	—	188	188
Receive	3-Month USD-LIBOR	1.50	6/21/2027	USD	1,900	157,901	112,304	(45,597)
Receive	3-Month USD-LIBOR	2.50	6/15/2046	USD	200	(15,127)	(2,031)	13,096
Receive	6-Month EUR-EURIBOR	1.50	3/21/2048	EUR	400	8,014	919	(7,095)

						$700,571	$892,019	$191,448

Interest Rate Inflation Linked Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Counter- Party	Expiration Date	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Pay	UK-RPI	3.14	GLM	1/14/2030	GBP	300	$—	$(6,598)	$(6,598)
Pay	UK-RPI	3.40	CCP	6/15/2030	GBP	10	(20)	180	200
Pay	UK-RPI	3.30	CCP	11/15/2030	GBP	140	(5,267)	(3,242)	2,025

							$(5,287)	$(9,660)	$(4,373)

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 5/31/2017 (3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value (5)	Unrealized Appreciation (Depreciation)
Markit CDX HY	CCP	5.0000	12/20/2021	3.0044	USD	5,396	$(272,064)	$(434,489)	$(162,425)
iTraxx Europe Senior Financials	CCP	1.0000	6/20/2022	4.6446	EUR	300	(1,740)	(5,071)	(3,331)
iTraxx Europe	CCP	1.0000	6/20/2022	0.6235	EUR	400	(5,196)	(8,447)	(3,251)

							$(279,000)	$(448,007)	$(169,007)

OTC Swap Agreements Outstanding on May 31, 2017:

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection (2)

Reference Entitity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 5/31/2017 (3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value (5)	Unrealized Appreciation (Depreciation)
Republic Of Argentina	GST	5.0000	6/20/2017	0.5711	USD	100	$176	$246	$70
Royal Bank Of Scotland PLC	CBK	1.0000	12/20/2018	0.5418	EUR	50	(879)	403	1,282
Republic Of Colombia	BCC	1.0000	6/20/2021	0.9565	USD	200	(5,462)	337	5,799
Federative Republic Of Brazil	BCC	1.0000	12/20/2021	2.1412	USD	100	(8,455)	(4,754)	3,701
Federative Republic Of Brazil	DUB	1.0000	12/20/2021	2.1412	USD	100	(8,614)	(4,754)	3,860
United Mexican States	BCC	1.0000	12/20/2021	1.0604	USD	100	(3,469)	(260)	3,209

							$(26,703)	$(8,782)	$17,921

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Purchased Options Outstanding on May 31, 2017:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 5-Year IRS	BRC	6-Month GBP-LIBOR	Pay	1.60	2/15/2018	850	$6,060	$1,198	$(4,862)
Put - OTC 5-Year IRS	GLM	6-Month GBP-LIBOR	Pay	1.60	2/15/2018	850	5,943	1,198	(4,745)
Put - OTC 5-Year IRS	GLM	6-Month GBP-LIBOR	Pay	1.47	3/1/2018	800	5,321	1,894	(3,427)
Put - OTC 30-Year IRS	CBK	3-Month USD-LIBOR	Pay	2.97	9/24/2018	600	30,525	16,488	(14,037)
Put - OTC 30-Year IRS	GSC	3-Month USD-LIBOR	Pay	2.97	9/24/2018	1,200	62,100	32,977	(29,123)
Call - OTC 2-Year IRS	MSC	3-Month USD-LIBOR	Pay	1.65	11/15/2018	4,700	26,673	18,521	(8,152)

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Interest Rate Swaptions (continued)

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 30-Year IRS	MYC	3-Month USD-LIBOR	Pay	3.05	12/12/2018	600	$28,848	$16,950	$(11,898)

							$165,470	$89,226	$(76,244)

Interest Rate Floors

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - INT FLR	BRC	3M USD-LIBOR	Pay	1.63	8/15/2019	5,000	$44,900	$24,324	$(20,576)
Put - INT FLR	DUB	3M USD-LIBOR	Pay	1.63	8/15/2019	2,500	22,500	12,162	(10,338)
Put - INT FLR	GSC	3M USD-LIBOR	Pay	1.63	8/15/2019	5,000	32,000	24,385	(7,615)

							$99,400	$60,871	$(38,529)

Index Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - S&P 500 Index	2,020.00	6/16/2017	USD	53	$5,989	$1,193	$(4,796)
Put - S&P 500 Index	2,050.00	6/30/2017	USD	76	6,536	6,536	—

					$12,525	$7,729	$(4,796)

Exchange-Traded Fund Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation/ (Depreciation)
Put - iShares 20+ Year Treasury Bond ETF	114.50	6/2/2017	USD	142	$1,988	$71	$(1,917)
Put - CurrencyShares Euro Trust ETF	94.00	6/16/2017	USD	1,212	22,222	1,212	(21,010)
Put - iShares 20+ Year Treasury Bond ETF	117.00	6/16/2017	USD	148	1,924	296	(1,628)
Put - iShares 20+ Year Treasury Bond ETF	118.00	6/30/2017	USD	203	2,406	2,406	—

					$28,540	$3,985	$(24,555)

OTC European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Curr	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC EPUT EUR versus USD	BRC	0.97	6/16/2017	EUR	3,382,000	$6,015	$—	$(6,015)

						$6,015	$—	$(6,015)

Written Options Outstanding on May 31, 2017:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC 7-Year IRS	GSC	3-Month USD-LIBOR	Receive	1.88	7/7/2017	600	$(1,353)	$(1,245)	$108
Put - OTC 7-Year IRS	GSC	3-Month USD-LIBOR	Receive	2.48	7/7/2017	600	(2,142)	(43)	2,099
Put - OTC 5-Year IRS	FBF	3-Month USD-LIBOR	Receive	3.02	2/15/2018	2,200	(12,733)	(1,241)	11,492
Put - OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Receive	3.00	3/1/2018	1,100	(6,336)	(770)	5,566
Put - OTC 5-Year IRS	CBK	3-Month USD-LIBOR	Receive	2.60	9/24/2018	2,800	(29,120)	(17,311)	11,809
Put - OTC 5-Year IRS	GSC	3-Month USD-LIBOR	Receive	2.60	9/24/2018	5,800	(61,840)	(35,859)	25,981
Call - OTC 10-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.00	11/15/2018	1,000	(26,389)	(18,890)	7,499
Put - OTC 5-Year IRS	MYC	3-Month USD-LIBOR	Receive	2.70	12/12/2018	3,000	(31,758)	(19,712)	12,046

							$(171,671)	$(95,071)	$76,600

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Interest Rate Floors

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Premiums (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Put - INT FLR	BRC	3M USD-LIBOR	Receive	1.00	8/15/2019	10,000	$(45,770)	$(5,537)	$40,233
Put - INT FLR	DUB	3M USD-LIBOR	Receive	1.00	8/15/2019	5,000	(22,500)	(2,769)	19,731
Put - INT FLR	GSC	3M USD-LIBOR	Receive	1.00	8/15/2019	10,000	(32,000)	(5,724)	26,276

							$(100,270)	$(14,030)	$86,240

Options on Exchange-Traded Futures Contracts

Description	Counter- party	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Call - U.S. Treasury 10-Year Note Future	MYC	127.00	6/23/2017	USD	4	$(1,433)	$(1,125)	$308
Put - U.S. Treasury 10-Year Note Future	MYC	122.00	6/23/2017	USD	4	(1,058)	(63)	995
Call - U.S. Treasury 10-Year Note Future	MYC	128.00	7/21/2017	USD	5	(1,008)	(1,328)	(320)
Put - U.S. Treasury 10-Year Note Future	MYC	124.00	7/21/2017	USD	5	(929)	(703)	226

						$(4,428)	$(3,219)	$1,209

Borrowing and Other Financing Transactions on May 31, 2017:

Reverse Repurchase Agreements

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed		Payable for Reverse Repurchase Agreements
Societe Generale(1)	0.89%	5/23/2017	6/1/2017	$597,750	(3)	$597,750
BNP Paribas S.A. (1)	0.99%	5/26/2017	6/7/2017	1,198,500	(4)	1,198,500
Deutsche Bank Securities, Inc.(2)	0.98%	5/31/2017	6/8/2017	101,250	(5)	101,250
The Bank of Montreal(2)	1.06%	5/2/2017	7/12/2017	1,618,000	(6)	1,618,000

				$3,515,500		$3,515,500

1)	Collateralized by a U.S. Treasury N/B valued at $1,796,250, 2.000%, 4/30/2024.
2)	Collateralized by a U.S. Treasury N/B valued at $1,719,250, 1.625%, 7/31/2019.
3)	The average amount of borrowing during the period ended May 31, 2017 was $597,750 at a weighted average interest rate of 0.89%.
4)	The average amount of borrowing during the period ended May 31, 2017 was $1,198,500 at a weighted average interest rate of 0.99%.
5)	The average amount of borrowing during the period ended May 31, 2017 was $101,250 at a weighted average interest rate of 0.98%.
6)	The average amount of borrowing during the period ended May 31, 2017 was $1,618,000 at a weighted average interest rate of 1.06%.

Forward Currency Contracts Open on May 31, 2017:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	ARS	74,749	7/17/2017	BNP	$—	$(2,659)	$(2,659)
Buy	EUR	411,492	8/9/2017	BNP	11,463	—	11,463
Buy	GBP	198,839	8/9/2017	BNP	—	(1,135)	(1,135)
Buy	GBP	198,839	8/9/2017	BNP	—	(2,340)	(2,340)
Sell	EUR	201,800	8/9/2017	BNP	—	(1,565)	(1,565)
Sell	EUR	209,692	8/9/2017	BNP	—	(680)	(680)
Sell	GBP	397,677	8/9/2017	BNP	1,728	—	1,728
Buy	EUR	761,631	6/2/2017	BOA	915	—	915
Sell	COP	69,416	6/9/2017	BOA	584	—	584
Buy	EUR	316,957	6/13/2017	BOA	15,364	—	15,364
Sell	EUR	316,957	6/13/2017	BOA	—	(18,218)	(18,218)
Sell	KRW	102,563	6/23/2017	BOA	—	(1,563)	(1,563)
Sell	SGD	193,003	6/23/2017	BOA	—	(2,927)	(2,927)
Sell	EUR	762,984	7/5/2017	BOA	—	(912)	(912)
Buy	TRY	79,730	7/17/2017	BOA	1,391	—	1,391
Sell	MXN	10,594	8/17/2017	BOA	—	(579)	(579)
Buy	CNY	147,125	12/5/2017	BOA	4,805	—	4,805

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	CNY	147,125	12/5/2017	BOA	$—	$(7,697)	$(7,697)
Sell	JPY	1,628,069	7/10/2017	BRC	—	(14,603)	(14,603)
Buy	RUB	79,604	7/17/2017	BRC	807	—	807
Sell	AUD	99,480	7/31/2017	BRC	—	(403)	(403)
Buy	MXN	206,410	8/8/2017	BRC	4,598	—	4,598
Buy	GBP	688,033	6/2/2017	CBK	1,696	—	1,696
Sell	EUR	652,666	6/2/2017	CBK	—	(17,587)	(17,587)
Sell	EUR	108,965	6/2/2017	CBK	—	(2,993)	(2,993)
Buy	EUR	114,613	6/8/2017	CBK	418	—	418
Sell	EUR	461,823	6/8/2017	CBK	—	(12,588)	(12,588)
Buy	GBP	3,582,532	6/9/2017	CBK	166,204	—	166,204
Buy	RUB	498,741	6/21/2017	CBK	4,066	—	4,066
Sell	SGD	114,172	6/23/2017	CBK	—	(2,172)	(2,172)
Sell	TWD	96,573	6/23/2017	CBK	—	(573)	(573)
Sell	GBP	688,763	7/5/2017	CBK	—	(1,675)	(1,675)
Buy	JPY	304,187	7/31/2017	CBK	4,091	—	4,091
Buy	EUR	45,097	8/10/2017	CBK	196	—	196
Sell	EUR	7,249,390	8/10/2017	CBK	—	(165,330)	(165,330)
Buy	BRL	75,662	8/17/2017	CBK	—	(2,517)	(2,517)
Sell	RUB	280,697	9/21/2017	CBK	1,066	—	1,066
Buy	BRL	322,021	6/2/2017	DUB	769	—	769
Sell	BRL	322,021	6/2/2017	DUB	2,603	—	2,603
Buy	BRL	319,701	7/5/2017	DUB	—	(2,759)	(2,759)
Sell	TWD	207,321	6/23/2017	FBF	—	(3,355)	(3,355)
Sell	MXN	31,781	8/17/2017	FBF	—	(1,745)	(1,745)
Buy	BRL	322,021	6/2/2017	GLM	—	(10,460)	(10,460)
Sell	BRL	322,021	6/2/2017	GLM	—	(769)	(769)
Sell	GBP	688,033	6/2/2017	GLM	—	(3,383)	(3,383)
Sell	JPY	276,298	6/2/2017	GLM	—	(2,065)	(2,065)
Buy	PEN	201,478	6/28/2017	GLM	—	(241)	(241)
Sell	MXN	411,557	8/8/2017	GLM	—	(1,325)	(1,325)
Buy	INR	1,921,885	6/2/2017	HUS	80,346	—	80,346
Buy	INR	77,495	6/2/2017	HUS	144	—	144
Sell	INR	1,999,380	6/2/2017	HUS	—	(1,548)	(1,548)
Buy	SEK	1,634,043	6/5/2017	HUS	57,955	—	57,955
Sell	SEK	1,634,043	6/5/2017	HUS	1,902	—	1,902
Buy	KRW	437,693	6/7/2017	HUS	—	(1,592)	(1,592)
Sell	KRW	2,099,138	6/7/2017	HUS	—	(64,058)	(64,058)
Buy	GBP	773,189	6/8/2017	HUS	—	(3,813)	(3,813)
Sell	GBP	1,960,033	6/8/2017	HUS	4,668	—	4,668
Buy	GBP	64,434	6/9/2017	HUS	1,930	—	1,930
Buy	CLP	2,314,108	6/16/2017	HUS	—	(94,786)	(94,786)
Sell	CLP	1,735,581	6/16/2017	HUS	18,989	—	18,989
Sell	CLP	578,527	6/16/2017	HUS	6,102	—	6,102
Buy	NOK	200,691	6/28/2017	HUS	2,196	—	2,196
Buy	NOK	101,707	6/28/2017	HUS	1,411	—	1,411
Sell	EUR	103,492	6/28/2017	HUS	—	(3,071)	(3,071)
Sell	EUR	208,109	6/28/2017	HUS	—	(8,840)	(8,840)
Buy	NOK	1,977,680	7/10/2017	HUS	32,302	—	32,302
Buy	AUD	390,601	7/12/2017	HUS	—	(7,771)	(7,771)
Buy	CAD	395,593	7/12/2017	HUS	—	(2,903)	(2,903)
Sell	AUD	390,601	7/12/2017	HUS	6,408	—	6,408
Sell	CAD	395,593	7/12/2017	HUS	7,120	—	7,120
Buy	SEK	1,073,023	7/21/2017	HUS	31,811	—	31,811
Sell	EUR	868,123	8/10/2017	HUS	—	(27,445)	(27,445)
Buy	NOK	841,264	8/15/2017	HUS	13,897	—	13,897
Buy	GBP	404,295	8/23/2017	HUS	—	(2,221)	(2,221)
Sell	EUR	408,403	8/23/2017	HUS	—	(1,468)	(1,468)

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	INR	1,974,298	9/8/2017	HUS	$—	$(4,381)	$(4,381)
Buy	SEK	1,643,188	9/12/2017	HUS	—	(2,054)	(2,054)
Buy	TWD	3,929,652	6/2/2017	JPM	14,448	—	14,448
Sell	TWD	1,299,910	6/2/2017	JPM	—	(20,837)	(20,837)
Sell	TWD	1,306,559	6/2/2017	JPM	—	(29,113)	(29,113)
Sell	TWD	1,323,182	6/2/2017	JPM	—	(39,121)	(39,121)
Sell	JPY	2,987,817	8/2/2017	JPM	—	(7,231)	(7,231)
Sell	TWD	3,943,356	8/31/2017	JPM	—	(24,647)	(24,647)
Buy	AUD	682,847	8/17/2017	NAB	3,620	—	3,620
Buy	GBP	210,091	6/14/2017	RBC	3,164	—	3,164
Sell	GBP	210,091	6/14/2017	RBC	—	(11,515)	(11,515)
Buy	COP	154,163	6/9/2017	RBS	—	(1,837)	(1,837)
Buy	COP	43,226	6/9/2017	RBS	—	(774)	(774)
Buy	COP	987	6/9/2017	RBS	—	(12)	(12)
Buy	INR	25,515	7/20/2017	SCB	274	—	274
Buy	AUD	395,018	7/19/2017	SSB	1,586	—	1,586
Buy	CAD	400,088	7/19/2017	SSB	1,940	—	1,940
Sell	AUD	395,018	7/19/2017	SSB	1,487	—	1,487
Sell	CAD	400,088	7/19/2017	SSB	—	(3,858)	(3,858)

					$516,464	$(651,714)	$(135,250)

Glossary:

Counterparty Abbreviations:
BCC	Barclays Capital
BNP	BNP Paribas, N.A.
BOA	Bank of America, N.A.
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
DUB	Deutsche Bank AG
FBF	Credit Suisse International
GLM	Goldman Sachs Bank USA
GSC	Goldman Sachs Capital Markets
GST	Goldman Sachs International
HUS	HSBC Bank (USA)
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co. Inc.
MYC	Morgan Stanley Capital Services
NAB	National Australia Bank Limited
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland PLC
SCB	Standard Chartered Bank
SSB	State Street Bank & Trust Co.

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar

Index Abbreviations:
CDX	Credit Default Swap Index
HY	High Yield
iTraxx	Credit Default Swap Index
RPI	Retail Price Index
S&P	Standard & Poor’s 500 Index

Exchange Abbreviations:
OTC	Over-the-Counter

Other Abbreviations:
CCP	Central Counterparty Clearing House
CDS	Credit Default Swap
EPUT	European-style Put
IRS	Interest Rate Swap
LIBOR	London Interbank Offer Rate
OCC	Options Clearing Corporation
TIIE	Interbank Equilibrium Interest Rate

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of May 31, 2017, the investments were classified as described below:

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations	$—	$2,427,733	$—	$2,427,733
Corporate Obligations	—	22,762,968	—	22,762,968
Foreign Corporate Obligations	—	9,430,369	—	9,430,369
Foreign Government Obligations	—	27,355,207	—	27,355,207
Asset-Backed Obligations	—	16,218,951	—	16,218,951
Collateralized Mortgage Obligations	—	17,713,198	186,465	17,899,663
U.S. Agency Mortgage-Backed Obligations	—	3,708,939	—	3,708,939
U.S. Treasury Obligations	—	26,619,312	—	26,619,312
Municipal Obligations	—	316,390	—	316,390
Short-Term Investments:
Certificate of Deposits	1,002,335	—	—	1,002,335
Investment Companies	6,218,879	—	—	6,218,879

Total Investments in Securities - Assets	$7,221,214	$126,553,067	$186,465	$133,960,746

Financial Derivative Instruments - Assets
Futures Contracts	$26,322	$—	$—	$26,322
Swap Contracts	—	579,265	—	579,265
Purchased Options	—	161,811	—	161,811
Forward Currency Contracts	—	516,464	—	516,464

Total Financial Derivative Instruments - Assets	$26,322	$1,257,540	$—	$1,283,862

Financial Derivative Instruments - Liabilities
Futures Contracts	$(38,358)	$—	$—	$(38,358)
Swap Contracts	—	(543,276)	—	(543,276)
Written Options	—	(112,320)	—	(112,320)
Reverse Repurchase Agreements	—	(3,515,500)	—	(3,515,500)
Forward Currency Contracts	—	(651,714)	—	(651,714)

Total Financial Derivative Instruments - Liabilities	$(38,358)	$(4,822,810)	$—	$(4,861,168)

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended May 31, 2017, the Flexible Bond Fund transferred Collateralized Mortgage Obligations with a value of $186,465 from level 2 to level 3 due to limited market transparency.

The following table is a reconciliation of level 3 assets within the Flexible Bond Fund. Transfers in or out of level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2016	Net Purchases	Net Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 5/31/2017	Change in Unrealized Appreciation (Depreciation) at Period end
Collateralized Mortgage Obligations	$—	$—	$—	$—	$—	$186,465	$—	$186,465	$—

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.625%, Due 07/31/2019		4.6
U.S. Treasury Floating Rate Note, 1.102%, Due 01/31/2019		3.4
Federal National Mortgage Association, 3.500%, Due 06/01/2047		2.5
Mexican Bonos, 7.750%, Due 11/13/2042		1.8
U.S. Treasury Floating Rate Note, 1.032%, Due 04/30/2019		1.6
U.S. Treasury Notes/Bonds, 2.000%, Due 04/30/2024		1.4
Republic of Poland Government Bond, 3.25%, Due 07/25/2025		1.4
Goldman Sachs Group, Inc., 2.282, Due 11/15/2018		1.3
Japan Treasury Discount Bill, 0.000%, Due 07/10/2017		1.3
Morgan Stanley, 2.436%, Due 04/25/2018		1.3

Total Fund Holdings	332

Sector Allocation (% Investments)
Foreign Government Obligations		20.4
U.S. Treasury Obligations		19.9
Financial		15.1
Collateralized Mortgage Obligations		13.3
Asset-Backed Obligations		10.5
Short Term Investments		5.4
U.S. Mortgage-Backed Obligations		2.8
Consumer, Cyclical		2.4
Communications		2.2
Consumer, Non-cyclical		2.1
Basic Materials		1.7
Consumer		1.2
Energy		1.0
Technology		0.9
Manufacturing		0.3
Telecommunications		0.3
Municipal Obligations		0.2
Industrial		0.2
Utilities		0.1

Country Allocation (% Investments)
United States		66.2
Cayman Islands		4.4
Mexico		4.1
Japan		2.4
United Kingdom		2.1
Australia		2.0
Poland		1.9
Brazil		1.8
Indonesia		1.7
South Africa		1.7
Malaysia		1.6
Norway		1.1
Supranational		0.9
Portugal		0.9
Spain		0.8
France		0.7
Switzerland		0.4
Romania		0.4
Greece		0.3
Hungary		0.3
Germany		0.3
Canada		0.3
Sweden		0.3
Argentina		0.3
Dominican Republic		0.2
Qatar		0.2

See accompanying notes.

American Beacon Flexible Bond FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Honduras	0.2
Guatemala	0.2
Republic of Serbia	0.2
New Zealand	0.2
Belgium	0.2
Republic of Korea	0.2
Vietnam	0.2
British Virgin Islands	0.2
Turkey	0.2
Kenya	0.2
Kuwait	0.2
Nigeria	0.1
China	0.1
Netherlands	0.1
Slovenia	0.1
Israel	0.1

See accompanying notes.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 1.94%
Energy - 0.81%
Oil, Gas & Consumable Fuels - 0.81%
Granite Oil Corp.	1,222,532	$4,461,696
Northern Blizzard Resources, Inc.	2,389,894	5,643,678

Total Energy		10,105,374

Financials - 0.62%
Capital Markets - 0.28%
Oslo Bors VPS Holding ASA	269,988	3,514,928

Mortgage Real Estate Investment Trusts (REITs) - 0.34%
Annaly Capital Management, Inc.	359,000	4,300,820

Total Financials		7,815,748

Industrial - 0.35%
Marine - 0.35%
KNOT Offshore Partners LP	207,261	4,393,933

Materials - 0.16%
Chemicals - 0.16%
CVR Partners LP	511,274	1,958,180

Total Common Stocks (Cost $27,153,465)		24,273,235

CONVERTIBLE PREFERRED STOCKS - 0.24% (Cost $3,758,766)
Energy - 0.24%
Oil, Gas & Consumable Fuels - 0.24%
Sanchez Energy Corp., Series B	108,200	3,038,472

PREFERRED STOCKS - 0.25% (Cost $3,117,500)
Energy - 0.25%
Oil, Gas & Consumable Fuels - 0.25%
Scorpio Tankers, Inc.	124,700	3,142,440

	Principal Amount*
BANK LOAN OBLIGATIONS - 0.94% (Cost $11,374,911)
Consumer - 0.94%
Gol LuxCo S.A., 6.500%, Due 8/31/2020, 1st Lien Term LoanA	$11,450,000	11,736,250

CORPORATE OBLIGATIONS - 66.28%
Basic Materials - 1.48%
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023B	17,915,000	18,564,419

Communications - 2.74%
Salem Media Group, Inc., 6.750%, Due 6/1/2024B	15,185,000	15,488,700
Univision Communications, Inc., 5.125%, Due 2/15/2025B	18,950,000	18,713,125

		34,201,825

Consumer, Cyclical - 7.63%
AdvancePierre Foods Holdings, Inc., 5.500%, Due 12/15/2024B	12,035,000	13,569,462
Carlson Travel, Inc., 9.500%, Due 12/15/2024B	11,095,000	11,427,850
Golden Nugget, Inc., 8.500%, Due 12/1/2021B	16,980,000	18,126,150
Men’s Wearhouse, Inc., 7.000%, Due 7/1/2022	14,155,000	12,067,138
MGM Resorts International, 7.750%, Due 3/15/2022	14,355,000	16,831,237
Station Casinos LLC, 7.500%, Due 3/1/2021	7,319,000	7,593,463

See accompanying notes.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 66.28% (continued)
Consumer, Cyclical - 7.63% (continued)
Titan International, Inc., 6.875%, Due 10/1/2020	$15,195,000	$15,669,844

		95,285,144

Consumer, Non-cyclical - 27.28%
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022	21,155,000	21,578,100
B&G Foods, Inc., 5.250%, Due 4/1/2025	6,355,000	6,577,425
DaVita, Inc., 5.000%, Due 5/1/2025	22,085,000	21,946,969
Envision Healthcare Corp., 5.125%, Due 7/1/2022B	13,750,000	14,093,750
Gartner, Inc., 5.125%, Due 4/1/2025B	17,210,000	17,984,450
Halyard Health, Inc., 6.250%, Due 10/15/2022	17,710,000	18,374,125
HCA, Inc.,
4.750%, Due 5/1/2023	8,394,000	8,953,460
4.500%, Due 2/15/2027	10,441,000	10,741,701
Hearthside Group Holdings LLC / Hearthside Finance Co., 6.500%, Due 5/1/2022B	15,347,000	15,385,367
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022	19,659,000	19,167,525
Kronos Acquisition Holdings, Inc., 9.000%, Due 8/15/2023B	13,570,000	13,347,452
LifePoint Health, Inc., 5.375%, Due 5/1/2024B	17,000,000	17,127,500
Live Nation Entertainment, Inc., 4.875%, Due 11/1/2024B	5,715,000	5,786,438
MEDNAX, Inc., 5.250%, Due 12/1/2023B	12,865,000	13,057,975
Post Holdings, Inc., 5.000%, Due 8/15/2026B	17,085,000	17,191,781
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, Due 5/15/2023B	18,120,000	19,811,321
Select Medical Corp., 6.375%, Due 6/1/2021	18,135,000	18,543,037
Simmons Foods, Inc., 7.875%, Due 10/1/2021B	23,220,000	24,729,300
Southern Graphics, Inc., 8.375%, Due 10/15/2020B	20,190,000	20,593,800
Tenet Healthcare Corp., 4.500%, Due 4/1/2021	21,892,000	22,467,760
TreeHouse Foods, Inc., 6.000%, Due 2/15/2024B	12,444,000	13,283,970

		340,743,206

Energy - 9.45%
California Resources Corp.,
5.500%, Due 9/15/2021	12,968,000	8,818,240
8.000%, Due 12/15/2022B	12,060,000	9,029,925
CVR Refining LLC / Coffeyville Finance, Inc., 6.500%, Due 11/1/2022	17,075,000	17,331,125
Denbury Resources, Inc., 5.500%, Due 5/1/2022	12,426,000	9,008,850
Energen Corp.,
4.625%, Due 9/1/2021	18,210,000	18,596,962
7.125%, Due 2/15/2028	5,450,000	5,831,500
Murphy Oil Corp.,
6.875%, Due 8/15/2024	1,799,000	1,884,453
7.050%, Due 5/1/2029	6,150,000	6,472,875
6.125%, Due 12/1/2042	11,166,000	10,635,615
Sanchez Energy Corp., 6.125%, Due 1/15/2023	13,425,000	11,814,000
Whiting Petroleum Corp., 5.750%, Due 3/15/2021	18,975,000	18,614,475

		118,038,020

Financial - 1.24%
DFC Finance Corp., 12.000%, Due 6/16/2020, PIKB	12,145,708	8,016,167
Iron Mountain US Holdings, Inc., 5.375%, Due 6/1/2026B	7,205,000	7,511,213

		15,527,380

Industrial - 11.34%
Actuant Corp., 5.625%, Due 6/15/2022	13,285,000	13,683,550
Airxcel, Inc., 8.500%, Due 2/15/2022B	8,100,000	8,474,625
CBC Ammo LLC / CBC FinCo, Inc., 7.250%, Due 11/15/2021B	18,518,000	18,656,885
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.500%, Due 1/15/2023	15,925,000	16,601,812
Engility Corp., 8.875%, Due 9/1/2024	16,705,000	17,957,875
LSB Industries, Inc., 8.500%, Due 8/1/2019C	18,027,000	17,846,730

See accompanying notes.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*		Fair Value
CORPORATE OBLIGATIONS - 66.28% (continued)
Industrial - 11.34% (continued)
MasTec, Inc., 4.875%, Due 3/15/2023		$17,090,000	$17,218,175
Sealed Air Corp., 5.125%, Due 12/1/2024B		7,612,000	8,011,630
Welbilt, Inc., 9.500%, Due 2/15/2024		19,975,000	23,171,000

			141,622,282

Technology - 5.12%
DynCorp International, Inc., 11.875%, Due 11/30/2020, PIK		14,925,000	15,260,812
Leidos, Inc.,
7.125%, Due 7/1/2032		10,336,000	11,281,744
5.500%, Due 7/1/2033		6,996,000	6,618,787
Microsemi Corp., 9.125%, Due 4/15/2023B		7,969,000	9,184,272
Qorvo, Inc., 7.000%, Due 12/1/2025		19,136,000	21,575,840

			63,921,455

Total Corporate Obligations (Cost $811,961,218)			827,903,731

CONVERTIBLE OBLIGATIONS - 1.89%
Consumer, Cyclical - 0.99%
Titan Machinery, Inc., 3.750%, Due 5/1/2019		12,755,000	12,356,406

Industrial - 0.90%
Scorpio Tankers, Inc., 2.375%, Due 7/1/2019B		12,650,000	11,179,438

Total Convertible Obligations (Cost $23,236,709)			23,535,844

FOREIGN CORPORATE OBLIGATIONS - 23.93%
Basic Materials - 1.86%
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022B		22,605,000	23,198,381

Communications - 1.44%
Virgin Media Finance PLC, 6.000%, Due 10/15/2024B		17,100,000	18,019,125

Consumer, Cyclical - 5.57%
Codere Finance 2 Luxembourg S.A., 7.625%, Due 11/1/2021B		15,750,000	15,677,550
Entertainment One Ltd., 6.875%, Due 12/15/2022B	GBP	1,600,000	2,238,812
Gol Linhas Aereas S.A., 10.750%, Due 2/12/2023B D		5,000,000	4,425,000
Gol LuxCo S.A., 9.500%, PIK Due 7/20/2021B		2,078,778	1,891,688
Ladbrokes Group Finance PLC, 5.125%, Due 9/8/2023E	GBP	9,700,000	12,529,215
Servicios Corporativos Javer SAB de CV, 9.875%, Due 4/6/2021B		7,673,000	7,864,825
Viking Cruises Ltd., 8.500%, Due 10/15/2022B		17,680,000	18,519,800
William Hill PLC, 4.875%, Due 9/7/2023E	GBP	4,800,000	6,495,028

			69,641,918

Consumer, Non-cyclical - 5.00%
Clearwater Seafoods, Inc., 6.875%, Due 5/1/2025B		13,250,000	13,846,250
IHS Markit Ltd., 5.000%, Due 11/1/2022B		15,819,000	16,847,235
JBS USA Finance, Inc., 5.875%, Due 7/15/2024B		18,875,000	18,403,125
Minerva Luxembourg S.A., 6.500%, Due 9/20/2026B		13,525,000	13,406,656

			62,503,266

Energy - 4.64%
MEG Energy Corp., 7.000%, Due 3/31/2024B		34,943,000	30,225,695
Northern Blizzard Resources, Inc., 7.250%, Due 2/1/2022B		27,347,000	27,757,205

			57,982,900

Industrial - 2.68%
ATS Automation Tooling Systems, Inc., 6.500%, Due 6/15/2023B		17,494,000	18,215,627

See accompanying notes.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount*		Fair Value
FOREIGN CORPORATE OBLIGATIONS - 23.93% (continued)
Industrial - 2.68% (continued)
Tervita Escrow Corp., 7.625%, Due 12/1/2021B		$14,930,000	$15,209,938

			33,425,565

Technology - 1.36%
Sensata Technologies BV, 4.875%, Due 10/15/2023B		16,705,000	16,997,338

Utilities - 1.38%
Stoneway Capital Corp., 10.000%, Due 3/1/2027B		16,225,000	17,193,957

Total Foreign Corporate Obligations (Cost $293,224,392)			298,962,450

FOREIGN CONVERTIBLE OBLIGATIONS - 0.07%
Consumer, Non-cyclical - 0.07%
Pescanova S.A.,
5.125%, Due 4/20/2020D F	EUR	7,450,000	463,640
8.750%, Due 2/17/2019D E F	EUR	6,600,000	410,741

Total Foreign Convertible Obligations (Cost $10,076,437)			874,381

FOREIGN GOVERNMENT OBLIGATIONS - 1.72%
Hellenic Republic Government Bond, 3.000%, Due 2/24/2023, Series PSIC E H	EUR	14,000,000	13,790,156
Mexican Bonos, 6.500%, Due 6/10/2021, Series M	MXN	147,500,000	7,691,264

Total Foreign Government Obligations (Cost $20,980,407)			21,481,420

	Shares
SHORT-TERM INVESTMENTS - 0.84% (Cost $10,433,818)
Investment Companies – 0.84%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.71%G		10,433,818	10,433,818

TOTAL INVESTMENTS - 98.10% (Cost $1,215,317,623)			1,225,382,041
OTHER ASSETS, NET OF LIABILITIES - 1.90%			23,735,777

TOTAL NET ASSETS - 100.00%			$1,249,117,818

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Term Loan.
B	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $648,285,172 or 51.90% of net assets. The Fund has no right to demand registration of these securities.
C	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
D	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $5,299,381 or 0.42% of net assets.
E	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
F	Default Security. At period end, the amount of securities in default was $874,381 or 0.07% of net assets.
G	The Fund is affiliated by having the same investment advisor.
H	Variable Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

See accompanying notes.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Futures Contracts Open on May 31, 2017:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	Short	268	June 2017	$(21,607,500)	$(1,047,654)
Euro Currency Futures	Short	106	June 2017	(14,914,200)	(790,132)

				$(36,521,700)	$(1,837,786)

Glossary:

Currency Abbreviations:
EUR	Euro
GBP	British Pound
MXN	Mexican Peso

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of May 31, 2017, the investments were classified as described below:

SiM High Yield Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$24,273,235	$—	$—	$24,273,235
Convertible Preferred Stocks	3,038,472	—	—	3,038,472
Preferred Stocks	3,142,440	—	—	3,142,440
Bank Loan Obligations	—	11,736,250	—	11,736,250
Corporate Obligations	—	827,903,731	—	827,903,731
Convertible Obligations	—	23,535,844	—	23,535,844
Foreign Corporate Obligations	—	294,537,450	4,425,000	298,962,450
Foreign Convertible Obligations	—	—	874,381	874,381
Foreign Government Obligations	—	21,481,420	—	21,481,420
Short-Term Investments	10,433,818	—	—	10,433,818

Total Investments in Securities - Assets	$40,887,965	$1,179,194,695	$5,299,381	$1,225,382,041

Financial Derivative Instruments - Liabilities
Futures Contracts	$(1,837,786)	$—	$—	$(1,837,786)

Total Financial Derivative Instruments - Liabilities	$(1,837,786)	$—	$—	$(1,837,786)

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended May 31, 2017, the SiM High Yield Opportunities Fund transferred Corporate Obligations with a value of $1,891,688 from level 3 to level 2, in accordance with fair value procedures established by the Board.

The following table is a reconciliation of Level 3 assets within the SiM High Yield Opportunities Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

See accompanying notes.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Security Type	Balance as of 8/31/2016	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 5/31/2017	Change in Unrealized Appreciation (Depreciation) at Period end**
Foreign Corporate Obligations	$4,608,500	$232,729	$—	$(468,384)	$—	$1,943,843	$—	$1,891,688	$4,425,000	$1,943,843
Foreign Convertible Obligations	1,097,045	3,962,801	3,962,801	(23)	23	(222,664)	—	—	874,381	(222,664)

	$5,705,545	$4,195,530	$3,962,801	$(468,407)	$23	$1,721,179	$—	$1,891,688	$5,299,381	$1,721,179

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of the asset categorized within Level 3 of the fair value hierarchy:

Security Type	Fair Value At 5/31/17	Valuation Technique	Unobservable Inputs	Input Assumptions	Fair Value at 5/31/2017
Foreign Convertible Obligations	$874,381	Value of the firm based on projected EBITDA, EBITDA multiple and expected debt for equity swap.	Projected EBITDA, EBITDA multiple, Discount rates	Projected EBITDA, Valuation multiple, Discount rates(1)	5.54 EUR / 6.22 USD
Corporate Obligations	$4,375,000	Comparison of Yields to similar Debt Instruments	Comparative Yields, Liquidity Discount	Comparative Yields, Liquidity Discount(2)	87.50 USD

(1)	These obligations are placeholders for a package of notes received in the bankruptcy restructuring. The key assumptions used in the valuation include projected EBITDA of 81 million Euro and 8x EBITDA multiple based on comparable companies. The valuation estimate will change if the debt for equity swap does not occur or if any of the assumptions change.

(2)	This obligation is an unsecured corporate bond. Valuation may change if the yields of the comparative bond change or if the market imputes a higher liquidity discount to this bond than presently incorporated into the fair value.

See accompanying notes.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
MEG Energy Corp., 7.000%, Due 03/31/2024		2.4
Northern Blizzard Resources, Inc., 7.250%, Due 02/01/2022		2.2
Simmons Foods, Inc., 7.875%, Due 10/01/2021		2.0
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/01/2022		1.9
Welbilt, Inc., 9.500%, Due 02/15/2024		1.9
Tenet Healthcare Corp., 4.500%, Due 04/01/2021		1.8
DaVita, Inc., 5.000%, Due 05/01/2025		1.8
Acadia Healthcare Co., Inc., 5.125%, Due 07/01/2022		1.7
Qorvo, Inc., 7.000%, Due 12/01/2025		1.7
Southern Graphics, Inc. 8.375%, Due 10/15/2020		1.6

Total Fund Holdings	93

Sector Allocation (% Investments)
Consumer, Non-cyclical		33.9
Industrial		15.8
Energy		15.4
Consumer, Cyclical		14.5
Technology		6.6
Communications		4.3
Basic Materials		3.6
Financial		1.9
Foreign Government		1.8
Utilities		1.4
Short-Term Investments		0.8

Country Allocation (% Fixed Income)
United States		71.8
Canada		13.9
Brazil		4.5
United Kingdom		3.4
Luxembourg		2.4
Mexico		1.3
Greece		1.1
Monaco		0.9
Norway		0.3
Marshall Island		0.3
Spain		0.1

See accompanying notes.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 0.03%
Financials - 0.03%
Aretec Group, Inc.	15,975	$215,663
RCS 2L EscrowA	667	—

Total Common Stocks (Cost $36,380)		215,663

WARRANTS - 0.00% (Cost $0)
Materials - 0.00%
Building Products - 0.00%
Euramax Holdings, Inc.A B	21	—

	Principal Amount
BANK LOAN OBLIGATIONS - 94.64%
Basic Materials - 4.46%
4L Technologies Inc., 5.501%, Due 5/8/2020, 1st Lien Term LoanC	$475,816	454,404
BWAY Corporation, 6.750%, Due 8/14/2023, Bridge Term LoanA C	2,261,000	2,261,000
Charter NEX US Holdings, Inc., 4.420%, Due 5/16/2024, 2017 Term Loan BC	6,058,000	6,067,451
DuBois Chemicals, Inc.,
4.881%, Due 3/15/2024, 2017 1st Lien Term Loan BC	4,800,000	4,815,024
4.898%, Due 3/15/2024, 2017 Delayed Draw Term LoanC D	1,200,000	1,203,756
Henry Company LLC, 5.545%, Due 10/5/2023, Term Loan BC	1,212,960	1,227,115
Hi-Crush Partners LP, 4.897%, Due 4/28/2021, Term Loan BC	3,542,946	3,448,455
Huntsman International, LLC, 4.121%, Due 4/1/2023, Term Loan B2C	640,780	643,183
Ineos US Finance LLC, 3.795%, Due 4/1/2024, 2024 USD Term LoanC	1,995,000	2,010,800
New Arclin U.S. Holding Corp.,
5.670%, Due 2/14/2024, 1st Lien Term LoanC	2,000,000	2,021,260
10.170%, Due 2/14/2025, 2nd Lien Term LoanC	4,000,000	4,035,000
Proampac PG Borrower LLC, 9.672%, Due 11/18/2024, 2016 2nd Lien Term LoanC	1,750,000	1,776,250
Tensar Corporation, 5.897%, Due 7/9/2021, Term LoanC	718,975	656,518
Unifrax Corporation, 4.900%, Due 4/4/2024, 2017 USD Term Loan BC	4,436,000	4,458,180
Vantage Specialty Chemicals, Inc., 5.545%, Due 2/5/2021, Term Loan BC	195,519	196,741

		35,275,137

Consumer - 14.41%
ABG Intermediate Holdings 2 LLC, 5.151%, Due 5/27/2021, 2017 1st Lien Term LoanC	2,974,894	2,989,769
Amplify Snack Brands, Inc., 6.500%, Due 8/24/2023, Term LoanC	462,675	459,589
AP NMT Acquisition BV, 6.898%, Due 8/13/2021, USD 1st Lien Term LoanC	790,518	697,633
ASP MSG Acquisition Co., Inc., 5.147%, Due 8/16/2023, 2017 Term Loan BC	120,395	121,298
At Home Holding III Inc., 4.672%, Due 6/3/2022, Term LoanC	5,979,682	5,964,733
Augusta Sportswear Group, Inc., 5.545%, Due 10/26/2023, Term Loan BC	649,823	646,574
Brown Jordan International, Inc., 6.790%, Due 1/27/2023, Term Loan BC	1,258,000	1,261,145
Caesars Entertainment Operating Company, 3.656%, Due 3/31/2024, Exit Term LoanC	3,429,000	3,411,238
Caesars Entertainment Resort Properties, LLC, 4.545%, Due 10/11/2020, Term Loan BC	737,332	741,203
Candy Intermediate Holdings, Inc., 5.647%, Due 6/15/2023, 2016 Term LoanC	2,267,720	2,150,093
Casablanca US Holdings, Inc., 5.897%, Due 3/15/2024, 1st Lien Term LoanC	7,000,000	6,956,250
Comfort Holding, LLC,
5.776%, Due 2/5/2024, 1st Lien Term LoanC	6,860,000	6,851,425
11.026%, Due 1/17/2025, 2nd Lien Term LoanC	3,000,000	2,880,000
Del Monte Foods, Inc., 4.435%, Due 2/18/2021, 1st Lien Term LoanC	306,416	259,535
Deluxe Entertainment Services Group, Inc., 6.631%, Due 2/28/2020, Term Loan 2014C	2,634,790	2,631,497
Diamond Resorts Corporation, 7.045%, Due 8/11/2023, 2016 Term Loan BC	1,455,685	1,473,881
Encompass Digital Media, Inc., 5.650%, Due 6/6/2021, 1st Lien Term LoanC	2,585,807	2,443,588
G-III Apparel Group, Ltd., 6.287%, Due 12/1/2022, Term Loan BC	1,304,571	1,258,911
Genoa, a QoL Healthcare Company, LLC, 4.897%, Due 10/28/2023, 2016 1st Lien Term LoanC	336,310	337,571
Give & Go Prepared Foods Corp., 6.647%, Due 7/29/2023, 1st Lien Term LoanC	570,135	575,836
Global Eagle Entertainment, Inc., 8.322%, Due 1/6/2023, 1st Lien Term LoanC	2,717,000	2,505,074
Greektown Holdings, LLC, 4.045%, Due 3/21/2024, 2017 Term Loan BC	3,841,000	3,845,801
Harbor Freight Tools USA, Inc., 4.295%, Due 8/18/2023, 2016 Term Loan BC	1,989,975	1,988,323

See accompanying notes.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 94.64% (continued)
Consumer - 14.41% (continued)
HLF Financing S.a r.l., 6.545%, Due 2/13/2023, Term Loan BC	$7,000,000	$7,037,940
Horizon Global Corporation, 5.545%, Due 6/30/2021, 2017 Term Loan BC	63,527	63,924
JBS USA, LLC, 3.250%, Due 10/30/2022, 2017 Term Loan BC	3,693,000	3,635,759
KIK Custom Products, Inc., 5.653%, Due 8/26/2022, 2015 Term Loan BC	771,831	777,041
Laureate Education, Inc., 5.545%, Due 4/26/2024, 2017 Term Loan BC	4,995,000	5,003,941
Leslie’s Poolmart, Inc., 4.871%, Due 8/16/2023, 2016 Term LoanC	6,982,456	7,023,583
Lions Gate Entertainment Corp., 3.995%, Due 12/8/2023, 2016 1st Lien Term LoanC	3,233,250	3,248,414
Mohegan Tribal Gaming Authority, 5.045%, Due 9/28/2023, 2016 Term Loan BC	2,885,915	2,909,955
NBG Acquisition, Inc., 6.914%, Due 4/26/2024, Term LoanC	1,388,000	1,377,590
NPC International, Inc., 4.510%, Due 4/19/2024, 1st Lien Term LoanC	3,973,000	3,999,500
O2 Partners, LLC, 6.148%, Due 10/4/2022, Term Loan BC	581,080	583,985
ProQuest LLC, 5.294%, Due 10/24/2021, New Term Loan BC	5,224,371	5,287,481
Q Holding Company, 6.147%, Due 12/16/2021, Term Loan BC	6,265,275	6,280,939
Quincy Newspapers, Inc., 5.060%, Due 10/13/2022, Term Loan BC	214,910	216,790
Raley’s, 6.294%, Due 5/18/2022, Term LoanC	838,167	839,215
TouchTunes Interactive Networks, Inc.,
5.950%, Due 5/28/2021, Incremental Term LoanC	1,500,000	1,503,750
5.902%, Due 5/29/2021, 1st Lien Term LoanC	897,508	899,751
VC GB Holdings, Inc.,
4.794%, Due 2/28/2024, 1st Lien Term LoanC	3,000,000	3,015,000
9.044%, Due 2/28/2025, 2nd Lien Term LoanC	3,000,000	2,955,000
Winnebago Industries, Inc., 5.572%, Due 11/8/2023, Term LoanC	4,866,840	4,927,675

		114,038,200

Energy - 2.78%
Expro FinServices S.a r.l., 5.750%, Due 9/2/2021, Term LoanC	2,491,062	1,776,949
Gulf Finance, LLC, 6.300%, Due 8/25/2023, Term Loan BC	2,849,096	2,728,009
Navios Maritime Midstream Partners L.P., 5.660%, Due 6/18/2020, Term Loan BC	74,670	74,297
Peabody Energy Corporation, 5.500%, Due 3/31/2022, Exit Term LoanC	1,000,000	1,001,070
Southcross Energy Partners, L.P., 5.397%, Due 8/4/2021, 1st Lien Term LoanC	8,032,008	7,163,587
TEX Operations Co. LLC,
3.794%, Due 8/4/2023, Exit Term Loan BC	3,891,490	3,862,809
3.795%, Due 8/4/2023, Exit Term Loan CC	889,757	883,200
Ultra Resources, Inc., 4.000%, Due 3/23/2024, 1st Lien Term LoanC	4,118,000	4,105,152
Western Refining, Inc., 7.500%, Due 6/23/2023, Term Loan B2C	377,933	378,171

		21,973,244

Financial - 9.31%
Acrisure, LLC, 6.147%, Due 11/22/2023, 2016 Term Loan BC	4,343,000	4,379,655
AlixPartners, LLP, 4.150%, Due 4/4/2024, 2017 Term Loan BC	3,946,000	3,970,031
AmeriLife Group, LLC,
5.795%, Due 6/18/2022, 1st Lien Term LoanC	1,496,108	1,466,186
9.750%, Due 1/10/2023, 2nd Lien Term LoanC	186,000	180,420
Aretec Group, Inc., 8.000%, Due 11/23/2020, Exit Term LoanC	854,543	864,156
Ascensus, Inc., 5.024%, Due 12/3/2022, 2017 Term LoanC	741,084	746,412
Asurion LLC, 4.295%, Due 8/4/2022, New Term Loan B4C	3,930,000	3,948,942
Big Jack Holdings LP, 5.250%, Due 4/5/2024, 2017 Term Loan BC	462,702	465,594
Cision US Inc., 7.147%, Due 6/16/2023, Term Loan BC	2,309,561	2,325,150
Citco Funding LLC, 4.045%, Due 3/31/2022, 2017 Term LoanC	7,000,000	7,043,750
Confie Seguros Holding II Co.,
11.000%, Due 5/8/2019, 2nd Lien Term LoanC	3,616,000	3,549,719
6.545%, Due 4/19/2022, 2016 Term Loan BC	10,038,360	9,910,773
Duff & Phelps Corporation, 9.647%, Due 4/23/2021, 2015 2nd Lien Term LoanC	525,000	526,313
Duke Finance, LLC, 6.147%, Due 2/21/2024, 2017 1st Lien Term LoanC	5,201,876	5,251,710
Emerald US Inc., 5.147%, Due 5/9/2021, Term Loan B1C	144,000	136,560
First Eagle Holdings, Inc., 4.656%, Due 12/1/2022, 2017 Term Loan BC	1,519,161	1,538,150
Focus Financial Partners, LLC,
4.430%, Due 5/22/2024, 1st Lien Term LoanC	2,024,000	2,036,650

See accompanying notes.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 94.64% (continued)
Financial - 9.31% (continued)
Focus Financial Partners, LLC (continued)
8.680%, Due 5/9/2025, 2nd Lien Term LoanC	$2,397,000	$2,408,985
Freedom Mortgage Corporation, 6.862%, Due 2/23/2022, 1st Lien Term LoanC	6,000,000	6,075,000
Higginbotham & Associates, LLC, 6.045%, Due 11/25/2021, 1st Lien Term LoanC	2,068,025	2,073,195
Hyperion Insurance Group Ltd., 5.063%, Due 4/29/2022, 2015 Term Loan BC	7,051,534	7,088,555
IG Investment Holdings, LLC, 6.147%, Due 10/29/2021, Term Loan BC	2,196,414	2,212,887
Keystone Acquisition Corp., 6.283%, Due 5/27/2024, 1st Lien Term LoanC	305,000	302,331
Lonestar Intermediate Super Holdings, LLC, 5.022%, Due 8/31/2021, PIK Term Loan BC	625,000	644,794
NXT Capital, Inc., 5.529%, Due 11/22/2022, 2016 Term LoanC	2,660,333	2,696,912
St. Georges University, 6.400%, Due 7/6/2022, 2016 Term Loan BC	1,861,845	1,878,918

		73,721,748

Health Care - 0.38%
Curo Health Services Holdings, Inc., 5.932%, Due 2/7/2022, 2015 1st Lien Term LoanC	2,997,462	3,027,436

Manufacturing - 31.05%
84 Lumber Company, 6.779%, Due 10/4/2023, Term Loan BC	6,386,831	6,458,683
Access CIG, LLC, 6.017%, Due 10/18/2021, 1st Lien Term LoanC	370,055	371,166
Accuride Corporation, 8.147%, Due 10/21/2023, Term Loan BC	276,988	279,065
Aclara Technologies, 6.952%, Due 8/29/2023, 2016 Term Loan BC	496,560	502,767
Active Network, Inc. (The), 6.045%, Due 11/15/2020, 2016 1st Lien Term LoanC	376,387	379,210
Advanced Integration Technology LP, 6.545%, Due 3/21/2023, 2017 Term Loan BC	1,314,420	1,327,564
Alion Science and Technology Corporation, 5.545%, Due 8/19/2021, 2015 Term Loan BC	2,497,067	2,494,995
American Bath Group, LLC,
6.397%, Due 9/30/2023, 2017 1st Lien Add-On Term LoanC	3,817,728	3,857,509
6.397%, Due 9/30/2023, 2017 Term Loan BC	3,249,682	3,283,544
6.397%, Due 9/30/2023, Delayed Draw Term LoanC	398,153	402,302
10.897%, Due 9/27/2024, 2016 2nd Lien Term LoanC	537,000	528,945
American Traffic Solutions, Inc., 5.680%, Due 5/24/2024, Term Loan BC	2,547,000	2,547,000
Answers Corporation,
8.676%, Due 9/1/2017, DIP Term LoanC D	16,000	16,000
7.250%, Due 10/3/2021, 1st Lien Term LoanC	160,345	79,371
AP Exhaust Acquisition, LLC, 6.180%, Due 5/10/2024, 1st Lien Term LoanC	599,000	587,020
Aptean, Inc.,
6.040%, Due 12/20/2022, 2016 1st Lien Term LoanC	699,000	702,062
10.540%, Due 12/14/2023, 2016 2nd Lien Term LoanC	1,000,000	998,130
Ardent Legacy Acquisitions, Inc., 6.647%, Due 8/4/2021, 2015 Term Loan BC	492,500	493,731
Associated Asphalt Partners, LLC, 6.295%, Due 3/21/2024, 2017 Term Loan BC	3,042,000	3,087,630
Avantor Performance Materials Holdings, LLC,
5.050%, Due 3/10/2024, 2017 1st Lien Term LoanC	4,270,404	4,278,432
5.050%, Due 3/10/2024, 2017 Delayed Draw Term LoanC	176,404	176,736
Blackboard, Inc., 6.158%, Due 6/30/2021, Term Loan B4C	7,128,709	7,142,111
Blount International Inc., 6.010%, Due 4/12/2023, USD Term LoanC	3,030,490	3,079,736
Blucora, Inc., 4.906%, Due 4/19/2024, Term Loan BC	2,230,000	2,246,725
Bright Bidco B.V., 5.555%, Due 2/27/2024, Term Loan BC	7,880,000	7,998,200
Chef’s Warehouse Leasing Co., LLC (The), 6.790%, Due 6/22/2022, 1st Lien Term LoanC	735,942	745,141
Commercial Vehicle Group, Inc., 7.156%, Due 3/15/2024, Term Loan BC	2,923,000	2,930,307
Constellis Holdings, LLC,
6.155%, Due 4/13/2024, 2017 Term Loan BC	3,852,000	3,807,471
10.155%, Due 4/18/2025, 2017 2nd Lien Term LoanC	5,861,000	5,773,085
CPI International Inc., 8.250%, Due 4/7/2022, 2017 2nd Lien Term LoanC	3,053,000	3,053,000
Daseke, Inc.,
2.568%, Due 2/2/2024, Delayed Draw Term LoanC D	857,143	862,500
6.545%, Due 2/2/2024, 2017 1st Lien Term LoanC	2,142,857	2,156,250
DiversiTech Corporation, 4.680%, Due 5/5/2024, 2017 1st Lien Term LoanC	2,027,000	2,032,067
EagleView Technology Corporation, 5.410%, Due 7/22/2022, 1st Lien Term LoanC	283,553	283,553
Eastman Kodak Company, 7.422%, Due 9/3/2019, Exit Term LoanC	1,370,344	1,363,492

See accompanying notes.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 94.64% (continued)
Manufacturing - 31.05% (continued)
Electrical Components International, Inc., 5.897%, Due 5/28/2021, 2014 Term Loan BC	$3,349,193	$3,368,049
Electro Rent Corporation, 6.045%, Due 1/19/2024, 1st Lien Term LoanC	2,383,028	2,391,964
Euramax International, Inc., 8.000%, Due 2/6/2021, PIK Unsecured Term LoanC	291,879	239,341
Garda World Security Corporation,
6.000%, Due 11/6/2020, Delayed Draw Term LoanC	286	286
5.171%, Due 5/24/2024, 2017 Term LoanC	4,409,000	4,418,171
GCA Services Group, Inc., 5.902%, Due 3/1/2023, 2016 Term LoanC	736,475	739,008
Global Brass & Copper, Inc., 5.313%, Due 7/18/2023, 2016 Term Loan BC	1,990,000	2,009,900
GlobalLogic Holdings Inc., 5.652%, Due 6/13/2022, 2016 Term Loan BC	6,000,000	6,037,500
Greenway Health, LLC, 5.820%, Due 2/14/2024, 2017 1st Lien Term LoanC	8,000,000	8,040,000
Harland Clarke Holdings Corp., 6.631%, Due 2/9/2022, Term Loan B6C	4,547,429	4,542,882
Hyland Software, Inc.,
8.200%, Due 7/1/2022, Incremental Term Loan BC	815,000	820,770
8.210%, Due 7/12/2025, 2017 2nd Lien Term LoanC	815,000	827,225
ICSH, Inc,
5.172%, Due 4/24/2024, 2017 1st Lien Term LoanC	2,430,212	2,424,136
5.172%, Due 4/24/2024, 2017 Delayed Draw Term LoanC	438,788	437,691
Imagine! Print Solutions, Inc., 7.147%, Due 3/30/2022, Term Loan BC	779,531	780,506
Infiltrator Systems, Inc., 4.647%, Due 5/27/2022, 2016 Term Loan BC	3,801,863	3,830,377
Information Resources, Inc., 5.260%, Due 1/18/2024, 1st Lien Term LoanC	3,533,000	3,565,009
Innovative Xcessories & Services LLC, 5.750%, Due 11/29/2022, Term Loan BC	3,877,000	3,906,077
Interior Logic Group, Inc., 7.000%, Due 3/1/2024, 2017 Term Loan BC	8,000,000	7,900,000
Internap Corporation, 8.000%, Due 3/29/2022, 2017 Term LoanC	915,000	926,438
Inteva Products, LLC, 9.750%, Due 9/8/2021, Term Loan BC	977,778	982,667
IPS Corporation, 6.250%, Due 12/20/2023, 2016 1st Lien Term LoanC	6,987,500	6,952,562
LANDesk Group, Inc.,
5.300%, Due 1/20/2024, 2017 Term Loan BC	1,500,000	1,501,875
10.000%, Due 1/20/2025, 2017 2nd Lien Term LoanC	2,828,000	2,817,395
LBM Borrower, LLC, 6.436%, Due 8/20/2022, 1st Lien Term LoanC	1,627,912	1,633,430
Livingston International Inc.,
5.500%, Due 4/18/2019, 1st Lien Term LoanC	4,218,241	4,133,877
9.500%, Due 4/18/2020, 2nd Lien Term LoanC	750,000	711,563
LSC Communications, Inc., 7.045%, Due 9/30/2022, Term Loan BC	1,451,800	1,460,874
LTI Holdings, Inc., 5.750%, Due 5/8/2024, 2017 1st Lien Term LoanC	3,313,000	3,280,698
Marine Acquisition Corp., 4.795%, Due 1/30/2021, New Term Loan BC	3,287,330	3,291,439
Mirion Technologies, Inc., 5.897%, Due 3/31/2022, Term Loan BC	820,824	818,772
Navios Maritime Partners L.P., 6.130%, Due 9/4/2020, 2017 Term Loan BC	2,250,000	2,231,257
Netsmart Technologies, Inc.,
5.647%, Due 4/19/2023, Term Loan C1C	1,620,036	1,628,136
10.702%, Due 10/5/2023, 2nd Lien Term LoanC	354,000	352,230
NeuStar, Inc., 9.036%, Due 2/24/2025, 2nd Lien Term LoanC	2,751,000	2,781,949
NN, Inc.,
4.745%, Due 3/22/2021, 2017 Term LoanC	1,412,000	1,410,235
5.295%, Due 10/19/2022, 2016 Term Loan BC	6,367,756	6,353,428
Novetta Solutions, LLC, 6.150%, Due 10/16/2022, 2015 Term LoanC	433,013	412,444
PAE Holding Corporation, 6.545%, Due 10/20/2022, 1st Lien Term LoanC	6,100,100	6,134,444
PGT, Inc., 5.794%, Due 2/16/2022, 2016 Term LoanC	2,699,792	2,740,289
Pike Corporation, 9.050%, Due 9/2/2024, 2017 2nd Lien Term LoanC	1,000,000	1,012,500
PLZ Aeroscience Corporation, 4.642%, Due 7/31/2022, Term LoanC	4,329,097	4,356,154
Polycom, Inc., 6.274%, Due 9/27/2023, 1st Lien Term LoanC	4,760,718	4,804,755
Power Products, LLC, 5.656%, Due 12/20/2022, Term LoanC	991,515	996,473
Proampac PG Borrower LLC, 5.098%, Due 11/18/2023, 2016 1st Lien Term LoanC	1,004,000	1,019,060
Project Ruby Ultimate Parent Corp., 4.795%, Due 2/9/2024, Term Loan BC	4,987,891	5,012,830
Q Technologies Inc., 9.545%, Due 4/5/2023, Term Loan BC	4,121,000	4,059,185
Ramundsen Holdings, LLC, 5.397%, Due 2/1/2024, 1st Lien Term LoanC	1,563,000	1,577,333
Ryan, LLC, 6.795%, Due 8/7/2020, Term Loan BC	1,016,591	1,010,238
Securus Technologies Holdings, Inc., 9.000%, Due 4/30/2021, 2nd Lien Term LoanC	494,000	492,765
SIRVA Worldwide, Inc., 7.659%, Due 11/14/2022, 2016 Term LoanC	1,995,000	1,990,012

See accompanying notes.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 94.64% (continued)
Manufacturing - 31.05% (continued)
SiteOne Landscape Supply, Inc., 5.530%, Due 4/29/2022, Reprice Term Loan BC	$364,329	$366,606
SolarWinds Holdings, Inc., 4.545%, Due 2/5/2023, 2017 Term LoanC	6,939,772	6,971,348
Sterling Infosystems, Inc., 5.397%, Due 6/20/2022, 1st Lien Term Loan BC	2,238,646	2,249,839
Stratus Technologies, Inc., 6.050%, Due 4/28/2021, 1st Lien Term LoanC	3,025,460	3,029,242
Synchronoss Technologies, Inc., 3.900%, Due 1/19/2024, Term LoanC	2,266,000	2,088,119
Tecomet Inc., 4.922%, Due 4/13/2024, 2017 Term Loan BC	645,000	648,225
TigerLuxOne S.a.r.l., 5.897%, Due 2/16/2024, 1st Lien Term Loan BC	3,375,000	3,383,437
TricorBraun Holdings, Inc.,
3.750%, Due 11/30/2023, 1st Lien Delayed Draw Term LoanC D	272,727	274,857
4.897%, Due 11/30/2023, 2016 1st Lien Term LoanC	2,720,455	2,741,701
U.S. Farathane, LLC, 5.147%, Due 12/23/2021, Reprice Term LoanC	2,568,236	2,585,906
USS Parent Holding Corp.,
4.587%, Due 7/26/2023, 2016 Delayed Draw Term LoanC D	23,520	23,608
5.500%, Due 7/26/2023, 2016 Term LoanC	159,574	160,172
Verisk Analytics, Inc., 6.150%, Due 5/10/2023, 1st Lien Term LoanC	781,098	779,145
VIP Cinema Holdings, Inc., 7.060%, Due 2/1/2023, USD Term Loan BC	4,260,000	4,297,275
WD Wolverine Holdings, LLC, 6.647%, Due 9/22/2023, 1st Lien Term Loan BC	4,000,000	3,820,000
WP CPP Holdings, LLC, 4.500%, Due 12/28/2019, Term Loan B3C	853,000	803,953

		245,715,132

Service - 19.20%
21st Century Oncology Holdings, Inc., 7.275%, Due 4/30/2022, Term LoanC G	2,592,659	2,389,576
ABB Concise Optical Group LLC, 6.128%, Due 6/15/2023, 2016 Term Loan BC	245,541	247,537
Alvogen Pharma US, Inc., 6.040%, Due 4/2/2022, Term LoanC	729,836	720,713
Amaya Holdings B.V., 4.647%, Due 8/1/2021, Repriced Term Loan BC	2,229,886	2,233,789
AMF Bowling Centers, Inc.,
6.045%, Due 8/17/2023, 2016 Term LoanC	4,160,420	4,202,024
11.045%, Due 2/16/2024, 2016 2nd Lien Term LoanC	2,089,000	2,130,780
Ancestry.com Operations Inc., 4.250%, Due 10/19/2023, 2017 1st Lien Term LoanC	3,014,550	3,039,420
Aricent Technologies,
5.500%, Due 4/14/2021, 1st Lien Term LoanC	7,244,409	7,248,973
9.500%, Due 4/14/2022, 2nd Lien Term LoanC	5,118,000	5,125,472
ASP MCS Acquisition Corp., 5.920%, Due 5/12/2024, Term Loan BC	2,845,000	2,873,450
Auction.com LLC, 6.050%, Due 5/12/2019, Term Loan BC	261,660	263,295
BCPE Eagle Buyer LLC,
5.339%, Due 3/18/2024, 2017 1st Lien Term LoanC	972,000	969,570
9.092%, Due 3/17/2025, 2017 2nd Lien Term LoanC	2,061,000	2,061,000
BDF Acquisition Corp., 5.795%, Due 2/12/2021, 1st Lien Term LoanC	396,780	389,340
Beasley Mezzanine Holdings, LLC, 7.045%, Due 9/27/2023, Term Loan BC	196,511	198,722
Casablanca US Holdings, Inc., 10.147%, Due 3/15/2025, 2nd Lien Term LoanC	3,000,000	2,947,500
CDS U.S. Intermediate Holdings, Inc.,
5.147%, Due 7/8/2022, 1st Lien Term LoanC	93,055	93,797
9.250%, Due 7/10/2023, 2nd Lien Term LoanC	639,796	637,128
CH Hold Corp.,
3.000%, Due 2/1/2024, Delayed Draw Term Loan BC D	654,306	658,671
4.045%, Due 2/1/2024, 1st Lien Term LoanC	6,543,064	6,586,706
Change Healthcare Holdings, Inc., 3.795%, Due 3/1/2024, 2017 Term Loan BC	5,000,000	5,015,000
ContextMedia Health, LLC, 7.563%, Due 12/9/2021, Term Loan BC	2,369,013	2,380,858
ConvergeOne Holdings Corporation, 6.522%, Due 6/17/2020, 1st Lien Term LoanC	1,881,074	1,881,074
Coral- US Co Borrower, LLC, 4.680%, Due 1/31/2025, Term Loan BC	3,339,000	3,350,686
CT Technologies Intermediate Holdings, Inc., 5.295%, Due 12/1/2021, New 1st Lien Term LoanC	52,073	51,487
DTI Holdco, Inc., 6.422%, Due 9/30/2023, 2016 Term Loan BC	6,509,215	6,383,132
Equian LLC,
4.920%, Due 5/20/2024, Delayed Draw Term LoanC	470,588	471,765
4.928%, Due 5/20/2024, Term Loan BC	1,529,412	1,533,235
Everi Payments Inc., 5.560%, Due 5/9/2024, Term Loan BC	6,506,000	6,526,364
EVO Payments International LLC, 6.050%, Due 12/22/2023, 1st Lien Term LoanC	5,000,000	5,050,000

See accompanying notes.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 94.64% (continued)
Service - 19.20% (continued)
Extreme Reach, Inc.,
7.300%, Due 2/7/2020, 1st Lien Term LoanC	$439,531	$446,124
11.033%, Due 1/24/2021, 2nd Lien Term LoanC	217,000	207,778
FHC Health Systems, Inc., 5.045%, Due 12/23/2021, 2014 Term LoanC	162,726	152,759
Floor and Decor Outlets of America, Inc., 4.550%, Due 9/30/2023, 2017 Term LoanC	1,121,320	1,131,132
Global Healthcare Exchange, LLC, 5.295%, Due 8/15/2022, 2015 Term Loan BC	524,896	531,236
Harbortouch Payments, LLC, 5.795%, Due 10/11/2023, 2016 1st Lien Term LoanC	1,266,825	1,271,576
Highland Acquisitions Holdings, LLC, 6.545%, Due 11/30/2022, Term Loan BC	2,341,763	2,312,490
IBC Capital Limited, 4.870%, Due 9/9/2021, 1st Lien Term LoanC	1,492,386	1,473,731
IQOR US Inc., 9.898%, Due 4/1/2022, 2nd Lien Term LoanC	46,667	44,333
Jackson Hewitt Inc., 8.172%, Due 7/24/2020, Term Loan BC	261,120	246,975
Long Term Care Group, Inc., 6.045%, Due 6/6/2020, Term Loan BC	354,821	331,758
LSF9 Atlantis Holdings, LLC, 7.000%, Due 5/1/2023, 2017 Term LoanC	1,200,000	1,211,256
McGraw-Hill Global Education Holdings, LLC, 5.045%, Due 5/4/2022, 2016 Term Loan BC	1,719,908	1,699,768
Mister Car Wash Holdings, Inc., 5.300%, Due 8/20/2021, Term Loan BC	347,343	347,777
NEP/NCP Holdco, Inc., 10.000%, Due 7/22/2020, 2nd Lien Term LoanC	840,000	851,550
New Millennium HoldCo, Inc., 7.545%, Due 12/21/2020, Exit Term LoanC	998,609	590,427
NMSC Holdings, Inc., 6.147%, Due 4/19/2023, 1st Lien Term LoanC	2,233,578	2,205,658
nThrive, Inc., 5.545%, Due 10/20/2022, 2016 1st Lien Term LoanC	2,067,402	2,070,855
Playpower, Inc., 5.897%, Due 6/23/2021, 2015 1st Lien Term LoanC	688,403	691,845
Quorum Health Corporation, 7.795%, Due 4/29/2022, Term Loan BC	1,968,808	1,967,331
Research Now Group, Inc.,
5.647%, Due 3/18/2021, Term LoanC	1,471,790	1,453,393
9.897%, Due 3/18/2022, 2nd Lien Term LoanC	48,000	47,040
Safway Group Holding LLC, 5.760%, Due 8/19/2023, Term Loan BC	6,936,209	6,953,550
SAI Global Limited, 5.663%, Due 11/18/2023, USD 1st Lien Term LoanC	997,500	1,012,462
STG-Fairway Acquisitions, Inc., 6.398%, Due 6/30/2022, 2015 1st Lien Term LoanC	853,000	771,965
Stratose Intermediate Holdings II, LLC, 6.147%, Due 1/21/2022, 1st Lien Term Loan BC	2,885,506	2,914,361
SurveyMonkey Inc., 5.660%, Due 4/13/2024, 2017 Term LoanC	4,827,031	4,851,167
Telenet International Finance S.a.r.l., 3.930%, Due 6/30/2025, Add On Term Loan AIC	102,000	102,383
Tessera Holding Corporation, 4.295%, Due 12/1/2023, Term Loan BC	1,539,923	1,551,472
TKC Holdings, Inc., 4.750%, Due 2/1/2023, 2017 Term LoanC	4,897,000	4,917,420
Travel Leaders Group, LLC, 6.295%, Due 1/25/2024, 2017 1st Lien Term LoanC	2,281,000	2,302,396
TRC Companies, Inc., 5.180%, Due 5/24/2024, Term LoanC	1,834,000	1,838,585
Tweddle Group, Inc., 7.172%, Due 10/24/2022, 2016 Term LoanC	1,209,687	1,209,687
TwentyEighty, Inc.,
4.000%, Due 3/31/2020, PIK Term Loan BC	41,087	21,982
4.500%, Due 3/31/2020, PIK Term Loan CC	38,451	20,572
UFC Holdings, LLC,
4.260%, Due 8/18/2023, 1st Lien Term LoanC	3,362,180	3,378,991
8.510%, Due 8/18/2024, 2nd Lien Term LoanC	1,000,000	1,017,500
Utility One Source L.P., 6.533%, Due 4/7/2023, Term Loan BC	3,620,000	3,687,875
Vestcom Parent Holdings, Inc., 5.260%, Due 12/19/2023, 2016 1st Lien Term LoanC	4,987,500	4,999,969
William Morris Endeavor Entertainment, LLC, 4.300%, Due 5/6/2021, 1st Lien Term LoanC	2,493,491	2,504,911
World Triathlon Corporation, 5.397%, Due 6/26/2021, Term LoanC	2,984,655	2,980,924
WP CityMD Bidco LLC, 5.221%, Due 5/25/2024, 1st Lien Term LoanC	3,731,000	3,735,664
Xplornet Communications, Inc., 7.147%, Due 9/9/2021, Term Loan BC	2,247,467	2,276,976

		151,998,668

Technology - 2.29%
Compuware Corporation, 5.290%, Due 12/15/2021, Term Loan B3C	5,800,954	5,844,461
Misys Europe SA, 4.658%, Due 4/27/2024, USD 1st Lien Term LoanC	6,372,000	6,384,234
SMS Systems Maintenance Services, Inc., 6.044%, Due 10/30/2023, 2016 1st Lien Term LoanC	5,860,313	5,878,655

		18,107,350

Telecommunications - 6.08%
CenturyLink, Inc., 2017 Term Loan B, 3.930%, Due 1/31/2025C	3,946,000	3,938,266

See accompanying notes.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 94.64% (continued)
Telecommunications - 6.08% (continued)
CenturyLink, Inc., Bridge Term Loan, 5.000%, Due 2/17/2018C	$4,000,000	$4,000,000
Colorado Buyer, Inc., Term Loan B, 4.170%, Due 5/1/2024C	3,721,000	3,739,605
Digicel International Finance Limited, 4.931%, Due 5/28/2024, 2017 Term Loan BC	2,758,000	2,780,423
Fairpoint Communications, Inc., 7.500%, Due 2/14/2019, Refi Term LoanC	1,135,355	1,140,180
Global Tel*Link Corporation,
5.000%, Due 5/23/2020, 1st Lien Term LoanC	5,909,851	5,907,369
9.000%, Due 11/23/2020, 2nd Lien Term LoanC	1,288,000	1,280,761
Merrill Communications, LLC, 6.422%, Due 6/1/2022, 2015 Term LoanC	43,198	43,108
NeuStar, Inc., 4.750%, Due 2/28/2024, Term Loan B2C	5,000,000	5,048,450
Onvoy, LLC, 5.647%, Due 2/10/2024, 2017 1st Lien Term Loan BC	6,996,000	7,009,153
Telesat Canada, 4.150%, Due 11/17/2023, Term Loan B4C	4,647,749	4,689,579
TierPoint, LLC, 4.795%, Due 5/6/2024, 2017 1st Lien Term LoanC	3,828,000	3,831,598
U.S. Telepacific Corporation, 6.045%, Due 5/2/2023, 2017 Term Loan BC	4,793,000	4,749,048

		48,157,540

Transportation - 1.03%
Gruden Acquisition, Inc., 5.897%, Due 8/18/2022, 1st Lien Term LoanC	2,108,972	1,989,035
REP WWEX Acquisition Parent, LLC, 5.672%, Due 1/31/2024, 1st Lien Term LoanC	6,155,000	6,167,802

		8,156,837

Utilities - 3.65%
Astoria Energy LLC, 5.100%, Due 12/24/2021, Term Loan BC	1,078,200	1,075,505
Entergy Rhode Island State Energy, L.P., 5.800%, Due 12/17/2022, Term Loan BC	150,100	147,849
Helix Gen Funding, LLC, 4.750%, Due 2/23/2024, Term Loan BC	6,614,000	6,614,000
Invenergy Thermal Operating I LLC, 6.647%, Due 10/19/2022, 2015 Term Loan BC	481,987	462,708
Lightstone Generation LLC,
5.545%, Due 1/30/2024, Initial Term Loan BC	6,757,195	6,605,158
5.545%, Due 1/30/2024, Initial Term Loan CC	416,870	407,490
PrimeLine Utility Services, LLC, 6.621%, Due 11/12/2022, Term LoanC	164,739	162,474
Southeast PowerGen, LLC, 4.650%, Due 12/2/2021, Term Loan BC	2,000,000	1,926,660
Star West Generation LLC, 5.900%, Due 5/10/2020, 2015 Term Loan BC	1,994,949	1,775,505
TPF II Power, LLC, 5.045%, Due 10/2/2023, Term Loan BC	7,256,391	7,203,491
WG Partners Acquisition, LLC, 5.147%, Due 11/15/2023, Term Loan BC	2,515,456	2,521,745

		28,902,585

Total Bank Loan Obligations (Cost $748,603,688)		749,073,877

CORPORATE OBLIGATIONS - 0.63%
Consumer, Non-Cyclical - 0.11%
LSC Communications, Inc., 8.750%, Due 10/15/2023E	845,000	874,575

Technology - 0.52%
Everi Payments, Inc., 10.000%, Due 1/15/2022	3,717,000	4,074,761

Total Corporate Obligations (Cost $4,829,017)		4,949,336

	Shares
SHORT-TERM INVESTMENTS - 17.87% (Cost $141,429,960)
Investment Companies - 17.87%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.71%F	141,429,960	141,429,960

TOTAL INVESTMENTS - 113.17% (Cost $894,899,045)		895,668,836
OTHER LIABILITIES, NET OF ASSETS - (13.17%)		(104,204,972)

TOTAL NET ASSETS - 100.00%		$791,463,864

Percentages are stated as a percent of net assets.

See accompanying notes.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

A	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $2,261,000 or 0.29% of net assets.
B	Non-income producing security.
C	Term Loan.
D	Unfunded Loan Commitments. At period end, the amount of unfunded loan commitments was $2,653,049 or 0.34% of net assets. Of this amount, the three securities that are partially unfunded are Answers Corporation, Daseke, Inc., and USS Parent Holding Corp. in the amounts of $838, $518,572, and $6,605 respectively.
E	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $874,575 or 0.11% of net assets. The Fund has no right to demand registration of these securities.
F	The Fund is affiliated by having the same investment advisor.
G	Defaulted Security. At period end, the amount of securities in default was $2,389,576 or 0.30% of net assets.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of May 31, 2017, the investments were classified as described below:

Sound Point Floating Rate Income Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$215,663	$—	$0	(1)	$215,663
Warrants	—	—	0	(1)	—
Bank Loan Obligations	—	746,812,877	2,261,000		749,073,877
Corporate Obligations	—	4,949,336	—		4,949,336
Short-Term Investments	141,429,960	—	—		141,429,960

Total Investments in Securities - Assets	$141,645,623	$751,762,213	$2,261,000		$895,668,836

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended May 31, 2017, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Sound Point Floating Rate Income Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2016	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 5/31/2017		Change in Unrealized Appreciation (Depreciation) at Period end**
Bank Loan Obligations	$—	$2,261,000	$—	$—	$—	$—	$—	$—	$2,261,000		$—
Common Stocks	—	—	—	—	—	—	—	—	0	(1)	—
Warrants	—	—	—	—	—	—	—	—	0	(1)	—

	$—	$2,261,000	$—	$—	$—	$—	$—	$—	$2,261,000		$—

(1)	Investments held in the Fund’s Portfolio with $0 fair value.
**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

The Bank Loan Obligation, Common Stock, and Warrant, classified as Level 3, are fair valued securities. The principal amount and shares have been fair valued at $2,261,000, and $0, respectively, due to the use of unobservable inputs to determine their valuation.

See accompanying notes.

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Confie Seguros Holding II Co., 2016 Term Loan B, 6.545%, Due 04/19/2022		1.3
Greenway Health, LLC, 2017 1st Lien Term Loan, 5.820%, Due 02/14/2024		1.0
Bright Bidco B.V., Term Loan B, 5.555%, Due 02/27/2024		1.0
Interior Logic Group, Inc., 2017 Term Loan B, 7.000%, Due 03/01/2024		1.0
Aricent Technologies, 1st Lien Term Loan, 5.500%, Due 04/14/2021		0.9
TPF II Power, LLC, Term Loan B, 5.045%, Due 10/02/2023		0.9
Southcross Energy Partners, L.P., 1st Lien Term Loan, 5.397%, Due 08/04/2021		0.9
Blackboard, Inc., Term Loan B4, 6.158%, Due 06/30/2021		0.9
Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.063%, Due 04/29/2022		0.9
Citco Funding LLC, 2017 Term Loan, 4.045%, Due 03/31/2022		0.9

Total Fund Holdings	301

Sector Weightings (% Investments)
Manufacturing		27.4
Service		17.0
Short-Term Investments		15.8
Consumer		12.7
Financial		8.2
Telecommunications		5.4
Basic Materials		3.9
Utilities		3.2
Energy		2.5
Technology		2.0
Transportation		0.9
Financials		0.5
Health Care		0.4
Consumer, Non-cyclical		0.1
Materials		0.0

See accompanying notes.

American Beacon The London Company Income Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.47%
Consumer Discretionary - 11.63%
Hotels, Restaurants & Leisure - 4.84%
Carnival Corp.	896,320	$57,427,222

Leisure Products - 2.54%
Hasbro, Inc.	286,477	30,154,569

Multiline Retail - 2.15%
Target Corp.	462,880	25,527,832

Specialty Retail - 2.10%
Lowe’s Cos., Inc.	315,478	24,850,202

Total Consumer Discretionary		137,959,825

Consumer Staples - 21.49%
Beverages - 6.63%
Coca-Cola Co.	906,167	41,203,413
Diageo PLC, Sponsored ADR	307,150	37,447,728

		78,651,141

Food Products - 3.22%
General Mills, Inc.	672,300	38,146,302

Tobacco - 11.64%
Altria Group, Inc.	787,280	59,392,403
Philip Morris International, Inc.	420,960	50,431,008
Reynolds American, Inc.	419,974	28,243,252

		138,066,663

Total Consumer Staples		254,864,106

Energy - 4.13%
Oil, Gas & Consumable Fuels - 4.13%
Chevron Corp.	265,014	27,423,649
Kinder Morgan, Inc.	1,151,295	21,598,294

Total Energy		49,021,943

Financials - 13.80%
Banks - 4.64%
Wells Fargo & Co.	1,076,193	55,036,510

Capital Markets - 3.69%
BlackRock, Inc.	106,992	43,785,406

Diversified Financial Services - 2.16%
Berkshire Hathaway, Inc., Class BA	155,290	25,666,331

Insurance - 3.31%
Cincinnati Financial Corp.	559,391	39,202,122

Total Financials		163,690,369

Health Care - 9.45%
Pharmaceuticals - 9.45%
Eli Lilly & Co.	443,488	35,288,340
Merck & Co., Inc.	660,553	43,008,606

See accompanying notes.

American Beacon The London Company Income Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.47% (continued)
Health Care - 9.45% (continued)
Pharmaceuticals - 9.45% (continued)
Pfizer, Inc.	1,035,393	$33,805,581

Total Health Care		112,102,527

Industrials - 13.66%
Aerospace & Defense - 5.62%
General Dynamics Corp.	327,905	66,646,691

Industrial Conglomerates - 3.36%
General Electric Co.	1,457,680	39,911,279

Road & Rail - 4.68%
Norfolk Southern Corp.	447,740	55,533,192

Total Industrials		162,091,162

Information Technology - 14.68%
Communications Equipment - 2.97%
Cisco Systems, Inc.	1,118,870	35,277,971

IT Services - 2.47%
Paychex, Inc.	493,501	29,230,064

Semiconductors & Semiconductor Equipment - 2.85%
Intel Corp.	937,321	33,846,661

Software - 6.39%
CA, Inc.	1,114,760	35,415,926
Microsoft Corp.	577,418	40,326,873

		75,742,799

Total Information Technology		174,097,495

Materials - 2.54%
Chemicals - 2.54%
NewMarket Corp.	64,621	30,071,382

Telecommunication Services - 2.61%
Diversified Telecommunication Services - 2.61%
Verizon Communications, Inc.	663,979	30,967,981

Utilities - 3.48%
Electric Utilities - 2.02%
Duke Energy Corp.	280,311	24,017,047

Multi-Utilities - 1.46%
Dominion Resources, Inc.	213,978	17,283,003

Total Utilities		41,300,050

Total Common Stocks (Cost $969,395,848)		1,156,166,840

See accompanying notes.

American Beacon The London Company Income Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 1.29% (Cost $15,297,557)
Investment Companies - 1.29%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.71%B	15,297,557	$15,297,557

TOTAL INVESTMENTS - 98.76% (Cost $984,693,405)		1,171,464,397
OTHER ASSETS, NET OF LIABILITIES - 1.24%		14,752,162

TOTAL NET ASSETS - 100.00%		$1,186,216,559

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The Fund is affiliated by having the same investment advisor.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Futures Contracts Open on May 31, 2017:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	118	June 2017	$14,225,490	$236,805

				$14,225,490	$236,805

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of May 31, 2017, the investments were classified as described below:

The London Company Income Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,156,166,840	$—	$—	$1,156,166,840
Short-Term Investments	15,297,557	—	—	15,297,557

Total Investments in Securities - Assets	$1,171,464,397	$—	$—	$1,171,464,397

Financial Derivative Instruments - Assets
Futures Contracts	$236,805	$—	$—	$236,805

Total Financial Derivative Instruments - Assets	$236,805	$—	$—	$236,805

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended May 31, 2017, there were no transfers between levels.

See accompanying notes.

American Beacon The London Company Income Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
General Dynamics Corp.		5.6
Altria Group, Inc.		5.0
Carnival Corp.		4.8
Norfolk Southern Corp.		4.7
Wells Fargo & Co.		4.6
Philip Morris International, Inc.		4.3
BlackRock, Inc.		3.7
Merck & Co., Inc.		3.6
Coca-Cola Co.		3.5
Microsoft Corp.		3.4

Total Fund Holdings	31

Sector Allocation (% Equities)
Consumer Staples		22.0
Information Technology		15.1
Financials		14.2
Industrials		14.0
Consumer Discretionary		11.9
Health Care		9.7
Energy		4.2
Utilities		3.6
Telecommunication Services		2.7
Materials		2.6

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.20%
Consumer Discretionary - 11.27%
Auto Components - 1.72%
Fox Factory Holding Corp.A	4,789	$157,319
Gentherm, Inc.A	3,936	148,387
Modine Manufacturing Co.A	10,293	156,454
Standard Motor Products, Inc.	3,649	177,560
Stoneridge, Inc.A	4,612	71,301

		711,021

Distributors - 0.12%
Weyco Group, Inc.	1,837	50,205

Diversified Consumer Services - 2.02%
American Public Education, Inc.A	2,896	63,712
Cambium Learning Group, Inc.A	6,859	34,089
Career Education Corp.A	22,033	207,992
Grand Canyon Education, Inc.A	6,742	528,573

		834,366

Hotels, Restaurants & Leisure - 1.18%
Eldorado Resorts, Inc.A	11,244	233,313
Golden Entertainment, Inc.	5,727	95,126
Monarch Casino & Resort, Inc.A	2,829	85,294
Ruth’s Hospitality Group, Inc.	3,510	75,816

		489,549

Household Durables - 0.86%
AV Homes, Inc.A	4,475	70,146
Bassett Furniture Industries, Inc.	1,629	48,381
CSS Industries, Inc.	1,766	46,958
Flexsteel Industries, Inc.	1,332	67,466
Hooker Furniture Corp.	1,478	63,406
Libbey, Inc.	7,209	58,897

		355,254

Internet & Direct Marketing Retail - 0.77%
HSN, Inc.	9,608	318,505

Leisure Products - 0.45%
Escalade, Inc.	2,423	29,076
Malibu Boats, Inc., Class AA	3,030	73,478
Marine Products Corp.	6,033	82,109

		184,663

Media - 0.15%
Saga Communications, Inc., Class A	1,266	61,338

Specialty Retail - 2.10%
Ascena Retail Group, Inc.A B	25,146	44,508
Caleres, Inc.	7,270	198,762
Cato Corp., Class A	5,615	113,198
Citi Trends, Inc.	1,463	26,700
Haverty Furniture Companies, Inc.	2,731	65,407
Kirkland’s, Inc.A	2,637	23,865
Party City Holdco, Inc.A B	7,852	129,951
Shoe Carnival, Inc.	3,118	63,763
Sportsman’s Warehouse Holdings, Inc.A B	12,135	70,747
Stein Mart, Inc.B	16,468	24,043
West Marine, Inc.	2,367	23,268

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.20% (continued)
Consumer Discretionary - 11.27% (continued)
Specialty Retail - 2.10% (continued)
Winmark Corp.	673	$82,443

		866,655

Textiles, Apparel & Luxury Goods - 1.90%
Columbia Sportswear Co.	10,129	549,802
G-III Apparel Group Ltd.A	6,011	117,635
Perry Ellis International, Inc.A	3,489	63,988
Superior Uniform Group, Inc.	2,696	52,033

		783,458

Total Consumer Discretionary		4,655,014

Consumer Staples - 2.69%
Food & Staples Retailing - 1.43%
Ingles Markets, Inc., Class A	2,177	79,678
SpartanNash Co.	7,899	235,390
Village Super Market, Inc., Class A	2,718	67,624
Weis Markets, Inc.	4,035	208,287

		590,979

Food Products - 0.60%
Farmer Brothers Co.A	4,893	146,790
Seneca Foods Corp., Class AA	3,314	102,071

		248,861

Household Products - 0.10%
Oil-Dri Corp of America	1,160	39,985

Personal Products - 0.56%
Revlon, Inc., Class AA	12,545	233,337

Total Consumer Staples		1,113,162

Energy - 1.11%
Energy Equipment & Services - 0.14%
Matrix Service Co.A	4,411	35,949
PHI, Inc.A D	2,433	21,654

		57,603

Oil, Gas & Consumable Fuels - 0.97%
Ardmore Shipping Corp.	4,868	35,050
Dorian LPG Ltd.A	23,673	184,886
Evolution Petroleum Corp.	5,590	40,807
Gener8 Maritime, Inc.A	14,734	78,090
Renewable Energy Group, Inc.A	5,344	60,387

		399,220

Total Energy		456,823

Financials - 21.04%
Banks - 8.39%
1st Source Corp.	4,064	185,115
American National Bankshares, Inc.	1,152	40,147
BancFirst Corp.	2,560	241,792
Century Bancorp, Inc., Class A	879	52,520
Citizens & Northern Corp.	2,519	56,149
CNB Financial Corp.	2,729	57,227
Community Trust Bancorp, Inc.	3,029	125,704
County Bancorp, Inc.	1,254	31,049
Enterprise Bancorp, Inc.	2,206	66,180

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.20% (continued)
Financials - 21.04% (continued)
Banks - 8.39% (continued)
Farmers Capital Bank Corp.	1,086	$41,485
Farmers National Banc Corp.	4,104	55,609
Fidelity Southern Corp.	4,792	102,501
Financial Institutions, Inc.	2,652	81,284
First Bancorp	3,158	87,666
First Bancorp, Inc.	1,642	41,264
First Busey Corp.	6,511	184,847
First Business Financial Services, Inc.	1,712	39,119
First Mid-Illinois Bancshares, Inc.	1,973	65,306
Great Southern Bancorp, Inc.	2,734	133,829
Guaranty Bancorp	3,549	89,612
Heartland Financial USA, Inc.	4,578	205,323
Horizon Bancorp	3,921	99,750
International Bancshares Corp.	2,137	70,842
MainSource Financial Group, Inc.	4,195	135,834
MidWestOne Financial Group, Inc.	2,472	85,605
MutualFirst Financial, Inc.	1,082	36,464
Nicolet Bankshares, Inc.A	1,422	70,787
Northrim BanCorp, Inc.	1,344	39,917
Old Second Bancorp, Inc.	4,405	51,098
Premier Financial Bancorp, Inc.	2,115	41,793
Republic Bancorp, Inc., Class A	4,125	143,055
Sierra Bancorp	2,011	48,324
TriCo Bancshares	3,877	135,230
Triumph Bancorp, Inc.A	2,673	60,945
Univest Corp of Pennsylvania	4,866	134,058
West Bancorporation, Inc.	3,464	76,035
Xenith Bankshares, Inc.A	8,170	250,901

		3,464,366

Capital Markets - 2.70%
B. Riley Financial, Inc.	2,167	32,613
Cohen & Steers, Inc.	6,076	238,179
Diamond Hill Investment Group, Inc.	685	138,521
GAMCO Investors, Inc., Class A	8,362	242,498
OM Asset Management PLC	27,734	387,167
Westwood Holdings Group, Inc.	1,435	78,322

		1,117,300

Consumer Finance - 0.20%
Enova International, Inc.A	6,214	82,646

Diversified Financial Services - 0.15%
Marlin Business Services Corp.	2,428	61,550

Insurance - 7.44%
AMERISAFE, Inc.	3,346	173,323
Atlas Financial Holdings, Inc.A	3,357	50,355
Baldwin & Lyons, Inc., Class B	3,537	84,181
Crawford & Co., Class B	10,573	98,858
Donegal Group, Inc., Class A	5,103	80,066
EMC Insurance Group, Inc.	4,803	130,257
Enstar Group Ltd.A	3,855	723,391
Hallmark Financial Services, Inc.A	4,098	42,414
Independence Holding Co.	3,832	76,065
National General Holdings Corp.	24,514	538,327
National Western Life Group, Inc., Class A	946	290,564
Selective Insurance Group, Inc.	10,207	521,578

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.20% (continued)
Financials - 21.04% (continued)
Insurance - 7.44% (continued)
United Fire Group, Inc.	6,128	$265,036

		3,074,415

Mortgage Real Estate Investment Trusts (REITs) - 0.22%
Great Ajax Corp.	6,531	91,042

Thrifts & Mortgage Finance - 1.94%
First Defiance Financial Corp.	1,617	84,246
Flagstar Bancorp, Inc.A	12,658	365,689
Hingham Institution for Savings	332	58,512
HomeStreet, Inc.A	5,881	157,611
PennyMac Financial Services, Inc., Class AA	8,294	133,533

		799,591

Total Financials		8,690,910

Health Care - 11.25%
Biotechnology - 2.65%
Acorda Therapeutics, Inc.A	5,156	71,153
Applied Genetic Technologies Corp.A	2,876	14,955
Cytokinetics, Inc.A	2,446	33,143
Emergent BioSolutions, Inc.A	3,418	109,137
Enanta Pharmaceuticals, Inc.A	877	26,380
FibroGen, Inc.A	1,972	51,864
Five Prime Therapeutics, Inc.A	1,313	37,092
Genomic Health, Inc.A	1,981	62,916
Ironwood Pharmaceuticals, Inc.A	2,808	49,730
MacroGenics, Inc.A	673	11,946
Myriad Genetics, Inc.A	9,040	183,964
PDL BioPharma, Inc.	129,343	309,130
Progenics Pharmaceuticals, Inc.A	2,164	13,785
Repligen Corp.A	576	22,602
Retrophin, Inc.A	1,133	17,958
Spectrum Pharmaceuticals, Inc.A	7,198	40,741
Vanda Pharmaceuticals, Inc.A	1,624	22,330
Xencor, Inc.A	726	14,883

		1,093,709

Health Care Equipment & Supplies - 2.75%
Atrion Corp.	250	137,912
Cutera, Inc.A	1,000	22,800
Exactech, Inc.A	2,032	61,570
Globus Medical, Inc., Class AA	6,962	214,081
LeMaitre Vascular, Inc.	1,573	48,071
Masimo Corp.A	4,240	369,050
Meridian Bioscience, Inc.	6,543	90,293
Orthofix International N.V.A	1,734	72,256
RTI Surgical, Inc.A	6,729	34,654
STAAR Surgical Co.A	1,961	17,943
Surmodics, Inc.A	1,392	33,965
Utah Medical Products, Inc.	529	35,549

		1,138,144

Health Care Providers & Services - 2.92%
Aceto Corp.	6,034	85,381
Addus HomeCare Corp.A	1,502	55,724
Almost Family, Inc.A	1,647	94,538
Amedisys, Inc.A	3,068	183,835
AMN Healthcare Services, Inc.A	1,379	49,989

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.20% (continued)
Health Care - 11.25% (continued)
Health Care Providers & Services - 2.92% (continued)
CorVel Corp.A	2,363	$110,116
Cross Country Healthcare, Inc.A	3,821	44,133
Ensign Group, Inc.	8,777	161,321
LHC Group, Inc.A	2,172	130,754
National HealthCare Corp.	2,577	176,524
National Research Corp., Class A	3,360	80,640
RadNet, Inc.A	4,432	31,910

		1,204,865

Health Care Technology - 0.68%
Omnicell, Inc.A	3,962	158,084
Quality Systems, Inc.A	8,040	123,494

		281,578

Life Sciences Tools & Services - 1.46%
Luminex Corp.	5,670	114,874
PAREXEL International Corp.A	6,035	487,749

		602,623

Pharmaceuticals - 0.79%
Corcept Therapeutics, Inc.A	7,473	84,520
Phibro Animal Health Corp., Class A	4,488	158,202
Sucampo Pharmaceuticals, Inc., Class AA	8,481	84,810

		327,532

Total Health Care		4,648,451

Industrials - 15.23%
Aerospace & Defense - 0.28%
National Presto Industries, Inc.	1,114	118,585

Airlines - 0.88%
Allegiant Travel Co.	2,653	363,461

Building Products - 1.35%
AAON, Inc.	6,285	227,360
Caesarstone Ltd.A B	3,743	140,550
Ply Gem Holdings, Inc.A	11,598	189,627

		557,537

Commercial Services & Supplies - 7.03%
ARC Document Solutions, Inc.A	8,354	27,652
Deluxe Corp.	8,107	552,573
Ennis, Inc.	5,070	81,374
Essendant, Inc.	10,065	162,047
Herman Miller, Inc.	11,491	362,541
HNI Corp.	7,777	334,567
Interface, Inc.	9,060	186,183
Kimball International, Inc., Class B	5,789	99,455
Knoll, Inc.	7,828	168,302
Steelcase, Inc., Class A	18,055	302,421
VSE Corp.	2,110	88,282
West Corp.	23,232	538,285

		2,903,682

Construction & Engineering - 0.10%
NV5 Global, Inc.A	1,098	40,297

Electrical Equipment - 0.19%
Preformed Line Products Co.	1,011	48,528

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.20% (continued)
Industrials - 15.23% (continued)
Electrical Equipment - 0.19% (continued)
Vicor Corp.A	1,804	$30,578

		79,106

Machinery - 2.51%
Altra Industrial Motion Corp.	3,233	139,666
Columbus McKinnon Corp.	3,319	92,733
Hillenbrand, Inc.	10,383	370,673
Hurco Companies, Inc.	1,584	46,094
Kadant, Inc.	1,477	113,508
Miller Industries, Inc.	1,987	50,867
Omega Flex, Inc.	1,192	72,974
Park-Ohio Holdings Corp.	3,087	114,528
Supreme Industries, Inc., Class A	1,977	35,032

		1,036,075

Professional Services - 1.67%
Franklin Covey Co.A	1,528	30,178
ICF International, Inc.A	3,984	187,447
Kelly Services, Inc., Class A	7,371	171,228
Kforce, Inc.	4,306	77,508
RPX Corp.A	6,303	83,452
TrueBlue, Inc.A	5,247	140,882

		690,695

Road & Rail - 0.30%
PAM Transportation Services, Inc.A	2,015	35,545
Universal Logistics Holdings, Inc.	6,522	90,003

		125,548

Trading Companies & Distributors - 0.92%
Kaman Corp.	3,794	183,288
Neff Corp., Class AA	1,819	30,923
Veritiv Corp.A	3,146	139,053
Willis Lease Finance Corp.A	982	25,650

		378,914

Total Industrials		6,293,900

Information Technology - 19.29%
Communications Equipment - 1.06%
Black Box Corp.	3,094	25,371
Plantronics, Inc.	4,045	214,062
Silicom Ltd.	922	46,994
Ubiquiti Networks, Inc.A B	3,225	152,091

		438,518

Electronic Equipment, Instruments & Components - 6.21%
AVX Corp.	28,315	463,517
Bel Fuse, Inc., Class B	2,096	50,304
CTS Corp.	5,183	109,102
ePlus, Inc.A	1,606	126,473
Insight Enterprises, Inc.A	6,545	271,879
Kimball Electronics, Inc.A	5,385	93,699
Novanta, Inc.A	4,822	163,948
PC Connection, Inc.	5,442	141,927
Plexus Corp.A	4,797	249,348
Sanmina Corp.A	17,637	645,514
ScanSource, Inc.A	4,582	174,116

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.20% (continued)
Information Technology - 19.29% (continued)
Electronic Equipment, Instruments & Components - 6.21% (continued)
Systemax, Inc.	4,600	$73,278

		2,563,105

Internet Software & Services - 2.98%
Carbonite, Inc.A	1,882	35,005
DHI Group, Inc.A	6,224	17,739
Endurance International Group Holdings, Inc.A	21,677	163,661
j2 Global, Inc.	5,834	493,673
NIC, Inc.	9,840	199,260
TechTarget, Inc.A	3,661	33,315
Web.com Group, Inc.A	12,637	287,492

		1,230,145

IT Services - 5.72%
Convergys Corp.	19,454	472,927
CSG Systems International, Inc.	6,166	245,962
EVERTEC, Inc.	15,565	256,823
Forrester Research, Inc.	2,011	79,233
Hackett Group, Inc.	3,770	55,268
Perficient, Inc.A	5,200	89,804
Sykes Enterprises, Inc.A	7,280	242,642
Syntel, Inc.B	30,027	524,872
TeleTech Holdings, Inc.	7,354	312,913
Virtusa Corp.A	2,853	82,794

		2,363,238

Semiconductors & Semiconductor Equipment - 1.54%
Entegris, Inc.A	19,608	484,318
IXYS Corp.	5,610	82,747
Nanometrics, Inc.A	2,516	69,945

		637,010

Software - 1.66%
Monotype Imaging Holdings, Inc.	4,375	85,531
Pegasystems, Inc.	7,304	426,919
QAD, Inc., Class A	1,670	54,359
Sapiens International Corp., N.V.	7,286	90,419
Zix Corp.A	5,168	29,819

		687,047

Technology Hardware, Storage & Peripherals - 0.12%
Avid Technology, Inc.A	9,802	51,068

Total Information Technology		7,970,131

Materials - 3.85%
Chemicals - 3.08%
A Schulman, Inc.	4,980	145,914
Chase Corp.	1,241	130,926
FutureFuel Corp.	10,896	147,532
Hawkins, Inc.	1,616	76,033
Innospec, Inc.	4,121	263,744
KMG Chemicals, Inc.	1,835	102,632
OMNOVA Solutions, Inc.A	7,216	62,418
Stepan Co.	3,512	297,185

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 97.20% (continued)
Materials - 3.85% (continued)
Chemicals - 3.08% (continued)
Trecora ResourcesA	4,233	$45,293

		1,271,677

Construction Materials - 0.15%
United States Lime & Minerals, Inc.	811	63,598

Containers & Packaging - 0.07%
UFP Technologies, Inc.A	1,106	30,249

Metals & Mining - 0.16%
Handy & Harman Ltd.A	2,303	65,751

Paper & Forest Products - 0.39%
PH Glatfelter Co.	8,698	159,434

Total Materials		1,590,709

Real Estate - 7.85%
Equity Real Estate Investment Trusts (REITs) - 6.86%
Alexander’s, Inc.	819	337,543
Armada Hoffler Properties, Inc.	8,865	117,107
GEO Group, Inc.	8,936	267,544
Getty Realty Corp.	5,671	142,626
InfraREIT, Inc.	7,206	139,004
Medical Properties Trust, Inc.	36,720	475,524
National Health Investors, Inc.	5,245	396,102
One Liberty Properties, Inc.	2,387	53,230
Potlatch Corp.	3,742	171,196
Saul Centers, Inc.	2,551	146,172
Select Income REIT	13,720	327,359
Summit Hotel Properties, Inc.	14,618	261,662

		2,835,069

Real Estate Management & Development - 0.99%
Consolidated-Tomoka Land Co.	599	32,226
HFF, Inc., Class A	6,752	210,595
Marcus & Millichap, Inc.A	6,833	165,222

		408,043

Total Real Estate		3,243,112

Telecommunication Services - 0.33%
Diversified Telecommunication Services - 0.16%
IDT Corp., Class B	4,011	68,027

Wireless Telecommunication Services - 0.17%
Spok Holdings, Inc.	4,051	70,487

Total Telecommunication Services		138,514

Utilities - 3.29%
Electric Utilities - 1.40%
MGE Energy, Inc.	5,026	327,193
Otter Tail Corp.	6,233	249,008

		576,201

Independent Power and Renewable Electricity Producers - 1.06%
Ormat Technologies, Inc.	7,369	438,603

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

	Shares	Fair Value
COMMON STOCKS -97.20% (continued)
Utilities - 3.29% (continued)
Water Utilities -0.83%
Artesian Resources Corp., Class A	1,300	$45,669
Middlesex Water Co.	2,625	92,715
SJW Group	3,042	146,137
York Water Co.	1,767	58,488

		343,009

Total Utilities		1,357,813

Total Common Stocks (Cost $36,682,041)		40,158,539

SHORT-TERM INVESTMENTS - 2.86% (Cost $1,181,382)
Investment Companies - 2.86%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.71%C	1,181,382	1,181,382

SECURITIES LENDING COLLATERAL - 2.23% (Cost $919,722)
Investment Companies - 2.23%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.71%C	919,722	919,722

TOTAL INVESTMENTS - 102.29% (Cost $38,783,145)		42,259,643
OTHER LIABILITIES, NET OF ASSETS -(2.29%)		(944,701)

TOTAL NET ASSETS -100.00%		$41,314,942

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at May 31, 2017.
C	The Fund is affiliated by having the same investment advisor.
D	Non-voting participating shares.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

Futures Contracts Open on May 31, 2017:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	Long	15	June 2017	$1,026,825	$(11,938)

				$1,026,825	$(11,938)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of May 31, 2017, the investments were classified as described below:

Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$40,158,539	$—	$—	$40,158,539
Short-Term Investments	1,181,382	—	—	1,181,382
Securities Lending Collateral	919,722	—	—	919,722

Total Investments in Securities - Assets	$42,259,643	$—	$—	$42,259,643

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments - Liabilities
Futures Contracts	$(11,938)	$—	$—	$(11,938)

Total Financial Derivative Instruments - Liabilities	$(11,938)	$—	$—	$(11,938)

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended May 31, 2017, there were no transfers between levels.

See accompanying notes.

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

May 31, 2017 (Unaudited)

Top Ten Holdings (% Net Assets)
Enstar Group Ltd.		1.8
Sanmina Corp.		1.6
Deluxe Corp.		1.3
Columbia Sportswear Co.		1.3
National General Holdings Corp.		1.3
West Corp.		1.3
Grand Canyon Education, Inc.		1.3
Syntel, Inc.		1.3
Selective Insurance Group, Inc.		1.3
j2 Global, Inc.		1.2

Total Fund Holdings	289

Sector Allocation (% Equities)
Financials		21.6
Information Technology		19.8
Industrials		15.7
Consumer Discretionary		11.6
Health Care		11.6
Real Estate		8.1
Materials		4.0
Utilities		3.4
Consumer Staples		2.8
Energy		1.1
Telecommunication Services		0.3

See accompanying notes.

AMERICAN BEACON FUNDSSM

SUPPLEMENTARY NOTES TO SCHEDULES OF INVESTMENTS

Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. As of May 31, 2017, the Trust consists of thirty-two active series, five of which are presented in this filing: American Beacon Flexible Bond Fund, American Beacon SiM High Yield Opportunities Fund, American Beacon Sound Point Floating Rate Income Fund, American Beacon The London Company Income Equity Fund, and American Beacon Zebra Small Cap Equity Fund (collectively the “Funds” and each individually a “Fund”). The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as non-diversified, open-end management investment companies except for the SiM High Yield Opportunities Fund, The London Company Income Equity Fund, and Zebra Small Cap Equity Fund, that are registered as diversified, open-end management investment companies. The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available, are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Time. The

AMERICAN BEACON FUNDSSM

SUPPLEMENTARY NOTES TO SCHEDULES OF INVESTMENTS

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-Income securities are considered Level 2 as they are valued using observable inputs.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, and U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

AMERICAN BEACON FUNDSSM

SUPPLEMENTARY NOTES TO SCHEDULES OF INVESTMENTS

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, or securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

AMERICAN BEACON FUNDSSM

SUPPLEMENTARY NOTES TO SCHEDULES OF INVESTMENTS

Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Funds normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Funds might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Funds may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Funds may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Funds may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Funds purchases assignments from lenders, the Funds will acquire direct rights against the borrower on the loan.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or

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sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

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Emerging Markets Debt

The Funds’ emerging markets debt securities may include obligations of governments and corporations. As with any fixed-income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investment in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions of payments be renegotiated.

Floating Rate Loan Interest

The Funds may invest in floating rate loan interests. The floating rate loan interest held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds considers these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participations and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount.

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Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding as of May 31, 2017 are disclosed in the Notes to the Schedules of Investments.

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Inflation Protected Securities

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Loan Participations and Assignments

The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

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Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

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Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Funds’ portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or the sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in

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connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Repurchase Agreements

A repurchase agreement is a fixed-income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Funds would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Funds may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Funds enters into repurchase agreement transactions.

The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealer who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed-income and equity securities such as U.S. government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, municipal obligations, ADRs, exchanged-traded funds and convertible securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

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Reverse Repurchase Agreements

Under the reverse repurchase agreements, the Funds sell securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Funds enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal value to the repurchase price. As of May 31, 2017 the collateral associated with these reverse repurchase agreements can be rehypothecated, resold, or repledged.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Funds may invest in rights and warrants.

Short Sales

The Flexible Bond Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. The Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of May 31, 2017, there were no short positions held by the Fund.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Farm Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations, known as “STRIPS”, and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. The principal and interest components of selected securities are

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traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Forward Currency Contracts

The American Beacon Flexible Bond Fund may enter into forward currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use forward currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

Options Contracts

The Flexible Bond Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying

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transaction is sold. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Flexible Bond Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Funds pay a premium which is included as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund’s option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements.

Straddle Options

The Flexible Bond Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Flexible Bond Fund may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized. Such risks involve the possibility that there will be no liquid market for these

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agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Flexible Bond Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of May 31, 2017 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the period ended May 31, 2017, the Flexible Bond Fund entered into credit default swaps primarily for return enhancement, hedging and exposing cash to markets.

Interest Rate Swap Agreements

The Flexible Bond Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

Over-the-Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the

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Funds’ Manager may provide a valuation. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation-adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements

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maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below:

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

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Counterparty Risk

The Fund’s are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, including both non-deliverable forwards (“NDFs”) and deliverable forwards, non-U.S. currency futures contracts, options (including non-deliverable options (“NDOs”) on non-U.S. currencies and non-U.S. currency futures) and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The funds may buy or sell derivatives not traded on an exchanged and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Dividend Risk

An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Emerging Markets Risk

When investing emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Floating Rate Securities Risk

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

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Foreign Investing Risk

Non U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Forward Currency Contracts Risk

Forward currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Funds have a lower portfolio turnover rate.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has signaled additional increases in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities are also affected by their durations. Fixed-income securities with longer duration generally have greater sensitivity to changes in interest rates.

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Leverage Risk

The Funds’ use of futures, forward currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

Liquidity Risk

Liquidity risk is the risk that the Funds may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Funds currently value them. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Funds may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Funds. In some cases, due to unanticipated levels of illiquidity the Funds may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

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Non-Diversification Risk

The Flexible Bond Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and a Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk.

Securities Lending Risk

To the extent a Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Unrated Securities Risk

Because the Funds may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Securities Lending

The Zebra Small Cap Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

AMERICAN BEACON FUNDSSM

SUPPLEMENTARY NOTES TO SCHEDULES OF INVESTMENTS

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of May 31, 2017, the value of outstanding securities on loan and the value of collateral was as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Zebra Small Cap Equity	$881,570	$919,722	$—	$919,722

Federal Income and Excise Taxes

It is the policy of the Funds to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Funds are treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities. The tax years for the periods ended August 31, 2013, 2014, 2015 and 2016, remains subject to examination by the Internal Revenue Service.

Cost of Investments for Federal Income Tax Purposes

As of May 31, 2017, the Funds’ cost of investments for federal income tax purposes was as follows:

Fund	Tax cost	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Flexible Bond	$135,872,654	$2,667,261	$(4,579,169)	$(1,911,908)
SiM High Yield Opportunities	1,216,326,052	38,882,894	(29,826,905)	9,055,989
Sound Point Floating Rate Income	894,914,573	4,245,157	(3,490,894)	754,263
The London Company Income Equity	984,726,672	209,733,030	(22,995,305)	186,737,725
Zebra Small Cap Equity	39,046,380	5,588,686	(2,375,423)	3,213,263

AMERICAN BEACON FUNDSSM

SUPPLEMENTARY NOTES TO SCHEDULES OF INVESTMENTS

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended October 31, 2016, the Funds have the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Flexible Bond	$6,840,143	$8,259,575
SiM High Yield Opportunities	5,631,140	11,739,518
Sound Point Floating Rate Income	—	—
The London Company Income Equity	—	—
Zebra Small Cap Equity	185,823	—

AMERICAN BEACON FUNDSSM

SUPPLEMENTARY NOTES TO SCHEDULES OF INVESTMENTS

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive office and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date:	July 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date:	July 31, 2017

By:	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date:	July 31, 2017